As filed with the Securities and Exchange Commission on February 20, 2025

Registration No. 333-284271

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

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Franklin BSP Capital Corporation
(Exact Name of Registrant as Specified in Charter)

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One Madison Avenue, Suite 1600
New York, NY 10010
(212) 588-6770
(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

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Richard J. Byrne
Franklin BSP Capital Corporation
One Madison Avenue, Suite 1600
New York, NY 10010
(Name and Address of Agent for Service)

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Copies to:
Rajib Chanda, Esq.
Steven Grigoriou, Esq.

Jonathan Pacheco, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

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The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 20, 2025
PRELIMINARY PROSPECTUS

Franklin BSP Capital Corporation
Offer to Exchange

$400,000,000 aggregate principal amount of 7.200% Notes due 2029

For

$400,000,000 aggregate principal amount of 7.200% Notes due 2029 registered under the Securities Act of 1933, as amended

Franklin BSP Capital Corporation (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 7.200% Notes due 2029 that were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”) on May 6, 2024, and October 29, 2024 (the “7.200% Restricted Notes” or the “Restricted Notes”), for an equal aggregate principal amount of its new 7.200% Notes due 2029 (the “7.200% Exchange Notes” or the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the 7.200% Restricted Notes and the 7.200% Exchange Notes together as the “7.200% Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 11:59 p.m., New York City time, on             , 2025, unless extended.

We will exchange all 7.200% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the 7.200% Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

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Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 10 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is             , 2025

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Franklin BSP Capital Corporation
One Madison Avenue, Suite 1600
New York, NY 10010
(212) 588-6770

i

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 11:59 p.m., New York City time, on         , 2025.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 10 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Franklin BSP Capital Corporation (together with its consolidated subsidiaries, the “Fund”, the “Company”, “we”, “us,” or “our”), is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated invested company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. We were formed as a Delaware limited liability company on January 29, 2020 and converted to a Delaware corporation pursuant to which Franklin BSP Capital Corporation succeeded to the business of Franklin BSP Capital L.L.C. The Company commenced investment operations on January 7, 2021.

The Company is managed by Franklin BSP Capital Adviser L.L.C. (the “Adviser”), an affiliate of Benefit Street Partners L.L.C. (“Benefit Street Partners” or “BSP”) pursuant to an investment advisory agreement. Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Investment Adviser Act of 1940, as amended (the “Advisers Act”). Our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first and second lien senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. The Company defines middle market companies as those with EBITDA of between $25 million and $100 million annually, although the Company may invest in larger or smaller companies. The Company also may purchase interests in loans or corporate bonds through secondary market transactions.

On January 24, 2024, we consummated the transactions contemplated by the Agreement and Plan of Merger with Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), Franklin BSP Merger Sub, Inc., a Maryland corporation and our direct wholly-owned subsidiary (“Merger Sub”), and, solely for the limited purposes set forth therein, our Adviser. In connection therewith, Merger Sub merged with and into FBLC (the “Merger”), with FBLC continuing as the surviving company and as our wholly-owned subsidiary, followed by FBLC merging with and into us (together with the Merger, the “Mergers”), and with us continuing as the surviving company.

A BDC is a special closed-end investment vehicle that is regulated under the 1940 Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, each of which is incorporated by reference herein.

Our corporate headquarters are located at One Madison Avenue, Suite 1600, New York, NY 10010. We maintain a website at https://www.fbccbdc.com/overview/default.aspx. Information contained on our website or on Benefit Street Partners’ website at https://benefitstreetpartners.com/ is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$400,000,000 aggregate principal amount of 7.200% Notes due 2029 (the “7.200% Exchange Notes” or the “Exchange Notes”).

The terms of our 7.200% Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), are substantially identical to those of our outstanding 7.200% Notes due 2029 (the 7.200% Restricted Notes” or the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on May 6, 2024 and October 29, 2024, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 7.200% Restricted Notes and the 7.200% Exchange Notes together as the “7.200% Notes.” We refer to the Restricted Notes and the Exchange Notes as the “Notes.”
Restricted Notes	$400,000,000 aggregate principal amount of 7.200% Notes due 2029, which were issued in private placements on May 6, 2024 and October 29, 2024.
The Exchange Offer

In the exchange offer, we will exchange the 7.200% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for a like principal amount of the 7.200% Exchange Notes to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, outstanding Restricted Notes must be validly tendered and accepted. We will accept Restricted Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on            , 2025. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”
Registration Rights Agreement

In connection with the private placement of the 7.200% Restricted Notes issued on May 6, 2024, we entered into a registration rights agreement with J.P. Morgan Securities LLC, BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

In connection with the private placement of the 7.200% Restricted Notes issued on October 29, 2024, we entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•   file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•   cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•   cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), then, with respect to the first 90-day period immediately following the occurrence of such Registration Default, the interest rate borne by the affected series of Restricted Notes will be increased by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer — Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes

We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)    you are acquiring the Exchange Notes in the ordinary course of your business;

(2)    you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)    you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)    you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)    you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)    you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•   you cannot rely on the applicable interpretations of the staff of the SEC;

•   you may not participate in the exchange offer; and

•   you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date

The exchange offer will expire at 11:59 p.m., New York City time, on             , 2025, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer

The exchange offer is subject to customary conditions, including that it does not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer — Conditions.”

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners

If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “Conditions to the Exchange Offer,” we will accept for exchange Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance

You may withdraw any tender of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer — Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.
Exchange Agent

U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•   you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•   you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•   you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•   the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations

Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of the Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Franklin BSP Capital Corporation
Notes Offered	$400,000,000 aggregate principal amount of 7.200% Notes due 2029.
Maturity Date	The 7.200% Exchange Notes will mature on June 15, 2029.
Ranking

The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, or junior, effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of September 30, 2024, the total outstanding principal amount of our consolidated indebtedness was approximately $1.9 billion, $1.2 billion of which was secured, and $920.0 million of which was unsecured or indebtedness of our consolidated subsidiaries.

As of September 30, 2024, the total outstanding principal amount of our unconsolidated subsidiary FBLC Senior Loan Fund, LLC (“SLF”) was approximately $578.7 million and the total indebtedness of our unconsolidated subsidiary Siena Capital Finance, LLC “Siena”) was $515.3 million. The Notes will be ranked pari passu to our outstanding unsecured senior debt, which includes the 3.25% fixed rate notes due March 30, 2026 (“2026 Notes”) and the 7.200% Notes as of the date of this prospectus.

Interest and Payment Dates

The 7.200% Notes bear cash interest from May 6, 2024, at an annual rate of 7.200% payable on June 15 and December 15 of each year, which commenced December 15, 2024. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption

We may redeem some or all of the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through May 15, 2029 (the date falling one month prior to the maturity date of the 7.200% Notes) (the “Par Call Date”) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined below) plus 45 basis, plus interest accrued to the date of redemption, or (2) 100% of the principal amount of the Notes to be redeemed; provided, however, that if we redeem any Notes on or after the Par Call Date, the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the date redemption. “Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the below.

Change of Control; Offer to Repurchase

If a Change of Control Repurchase Event described under “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form

The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of the Exchange Notes — Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.
Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.
Risk Factors

You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes.

Risks Relating to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of September 30, 2024, the total outstanding principal amount of our consolidated indebtedness was approximately $1.9 billion, $1.2 billion of which was secured, and $920.0 million of which was unsecured indebtedness or indebtedness of our consolidated subsidiaries. As of September 30, 2024 the total outstanding principal amount of our unconsolidated subsidiary SLF was approximately $578.7 million and the total indebtedness of our unconsolidated subsidiary Siena was $515.3 million. The Notes will be ranked pari passu to our outstanding unsecured senior debt, which includes the 2026 Notes and the 7.200% Notes as of the date of this prospectus.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our consolidated or unconsolidated subsidiaries. As of September 30, 2024, the total outstanding principal amount of our consolidated indebtedness was approximately $1.9 billion, of which $1.2 billion was secured, and $920.0 million of which was unsecured indebtedness or indebtedness of our consolidated subsidiaries. As of September 30, 2024 the total outstanding principal amount of our unconsolidated subsidiary SLF was approximately $578.7 million and the total indebtedness of our unconsolidated subsidiary Siena was $515.3 million. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are subject to periodic review by Moody’s Investors Service (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”). There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•        issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified generally by Section 61(a) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•        pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•        sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•        enter into transactions with affiliates;

•        create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•        make investments; or

•        create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes — Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors — Risks Related to the Notes — Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference herein. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision for the Exchange Notes may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time and from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness, including a default under our credit facilities, or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our credit facilities or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including the lenders under our credit facilities, could proceed against the collateral securing the debt. Because our credit facilities have, the Indenture will have, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Exchange Notes” in this prospectus.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. A Change of Control Repurchase Event will occur if (i) there is a Change of Control (which is defined to include the sale of all or substantially all of the assets of Franklin BSP Capital Corporation and its Controlled Subsidiaries, taken as a whole, to any person or group (other than to Permitted Holders), the consummation of any transaction as a result of which any person or group (other than Permitted Holders) become the beneficial owners of more than 50% of the outstanding voting stock of Franklin BSP Capital Corporation (as measured by voting power) and the approval of our stockholders of any plan or proposal relating to our liquidation or dissolution) and (ii) the Exchange Notes are downgraded below Investment Grade as a result of the Change of Control by both Fitch and Moody’s during the 60-day period following public notice of the occurrence of a Change of Control. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered.

Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer — Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference into this prospectus, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors, and you should not place undue reliance on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•        our future operating results;

•        changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the effect of elevated interest rates and a potential global recession;

•        the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing conflicts in the Middle East and Eastern Europe;

•        the impact of the investments that we expect to make;

•        the ability of our portfolio companies to achieve their objectives;

•        our contractual arrangements and relationships with third parties;

•        our expected financings and investments;

•        the adequacy of our cash resources and working capital;

•        the timing of cash flows, if any, from the operations of our portfolio companies;

•        our repurchase of shares;

•        actual and potential conflicts of interest with our Adviser and its affiliates;

•        the dependence of our future success on the general economy and its effect on the industries in which we invest;

•        the ability to qualify and maintain our qualifications as a RIC and a BDC;

•        the timing, form, and amount of any distributions;

•        the impact of fluctuations in interest rates on our business;

•        the valuation of any investments in portfolio companies, particularly those having no liquid trading market;

•        the impact of changes to generally accepted accounting principles;

•        the impact of changes to tax legislation and, generally, our tax position;

•        the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•        the ability of our Adviser and its affiliates to attract and retain highly talented professionals;

•        the ability to realize the anticipated benefits of the Mergers;

•        the effects of disruption on our business from the Mergers; and

•        the combined company’s plans, expectations, objectives and intentions as a result of the Mergers.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could o be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” and elsewhere in this prospectus. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the U.S. Securities Exchange Act of 1934 Act, as amended (the “1934 Act”).

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form 10-Q. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $400,000,000 aggregate principal amount of the 7.200% Restricted Notes in transactions not requiring registration under the 1933 Act on May 6, 2024 and October 29, 2024.

The 7.200% Restricted Notes were issued, and the 7.200% Exchange Notes will be issued, pursuant to a base indenture dated as of March 29, 2021 (the “Base Indenture”) and the third supplemental indenture to the Base Indenture, dated as of May 6, 2024 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between us and the Trustee.

In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•        file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•        cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•        cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, then, with respect to the first 90-day period immediately following the occurrence of such Registration Default, the interest rate borne by the affected series of Restricted Notes will be increased by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•        you are acquiring the Exchange Notes in the ordinary course of your business;

•        you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•        you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•        you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•        you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•        you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “— Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•        you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•        you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•        you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•        the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept Restricted Notes validly tendered and not withdrawn prior to 11:59 p.m., New York City time, on         , 2025 the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $400,000,000 aggregate principal amount of the 7.200% Restricted Notes is outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “— Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “— Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 11:59 p.m., New York City time, on         , 2025, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•        to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•        subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “— Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•        to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes — Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “— Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•        you invalidly tender your Restricted Notes;

•        you have not cured any defects or irregularities in your tender; and

•        we have not waived those defects, irregularities or invalid tender.

•        In addition, we reserve the right in our sole discretion to:

•        purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•        terminate the exchange offer; and

•        to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 11:59 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 11:59 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 11:59 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “— Exchange Agent,” prior to 11:59 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•        specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•        specify the principal amount of Restricted Notes to be withdrawn;

•        specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•        contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “— Procedures for Tendering Restricted Notes” above at any time on or prior to 11:59 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•        any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•        the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent
By Registered or Certified Mail, Overnight Delivery on or before
11:59 p.m. New York City Time on the Expiration Date:
U.S. Bank Trust Company, National Association
Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com
Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $400,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”). The unamortized debt issuance costs are reflected in the carrying value of the Notes as presented in the Consolidated Statements of Assets and Liabilities. Debt issuance costs are amortized through the life of the Notes and recorded as interest expense in the current period.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the 7.200% Restricted Notes, and will issue the 7.200% Exchange Notes, under the Base Indenture and the Third Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The 2026 Notes and the 7.200% Notes will mature on March 30, 2026 and June 15, 2029, respectively, unless previously redeemed or repurchased in full by us as provided below under “— Optional Redemption” or “— Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The 7.200% Restricted Notes bear, and the 7.200% Exchange Notes will bear, cash interest at the rate of 7.200% per annum from May 6, 2024, to the stated maturity or date of earlier redemption. Interest on the 7.200% Notes will be payable semi-annually in arrears on each of June 15 and December 15, commencing December 15, 2024 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding June 15 and December 15 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the 7.200% Restricted Notes in an aggregate principal amount of $400,000,000 on May 6, 2024 and October 29, 2024, in transactions not requiring registration under the 1933 Act.

The Indenture does not limit the aggregate principal amount of the debt securities which we, or our subsidiaries, may issue thereunder or otherwise and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes (except for the issue date, public offering price, and, if applicable, the initial interest payment date); provided that, if such Additional Notes are not fungible with the Notes (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•        (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 45 basis points less (b) interest accrued to the date of redemption, and

•        100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date of the Notes.

Notwithstanding the foregoing, at any time on or after the Par Call Date, the Company may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the Trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meaning set forth below:

“Par Call Date” means May 15, 2029 (one month prior to their maturity date).

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the

Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)    accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)    deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)    deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder an Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and/or our most recent Quarterly Reports on Form 10-Q, each of which is incorporated by reference herein, for a general discussion of our and our subsidiaries’ indebtedness.

Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors — Risks Relating to the Exchange Notes — We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies, on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Franklin BSP Capital Corporation and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Franklin BSP Capital Corporation or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Franklin BSP Capital Corporation, measured by voting power rather than number of shares; or

(3)    the approval by Franklin BSP Capital Corporation’s stockholders of any plan or proposal relating to the liquidation or dissolution of Franklin BSP Capital Corporation.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Franklin BSP Capital Corporation, 50% or more of the outstanding equity interests of which are owned by Franklin BSP Capital Corporation and its direct or indirect subsidiaries and of which Franklin BSP Capital Corporation possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc., or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case the equivalent investment grade credit rating from any Rating Agency selected by us as a Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1)    each of Fitch and Moody’s; and

(2)    if either Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or Moody’s.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Franklin BSP Capital Corporation or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•        we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•        the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the applicable registration rights agreement to be performed by us;

•        immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•        we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and, that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•        We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect to, in either case, any exemptive relief granted to us by the SEC.

•        If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1)    default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)    default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)    default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)    default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Franklin BSP Capital Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)    pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities will have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; and

(6)    certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable thereupon, without any action on the part of the holders of the Trustee.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)     such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii)    the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii)   such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)   the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)    no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver will extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the Board, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) is the trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with affiliates of the Trustee.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “— Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•        a limited purpose trust company organized under the laws of the State of New York;

•        “banking organization” within the meaning of the New York State Banking Law;

•        a member of the Federal Reserve System;

•        a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•        a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•        will not be entitled to have Notes represented by the Global Note registered in their names;

•        will not receive or be entitled to receive physical, certificated Notes; and

•        will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•        DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•        DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•        an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, for U.S. federal income tax purposes, (i) you will not recognize gain or loss as a result of the exchange, (ii) the holding period of the Exchange Notes you receive will include the holding period of the Restricted Notes exchanged therefor and (iii) the basis of the Exchange Notes you receive will be the same as the basis of the Restricted Notes exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

For additional information, see “Risk Factors” and “Certain U.S. Federal Income Tax Considerations” in Part 1A and Item 1 of Part 1, respectively, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated herein by reference.

FINANCIAL HIGHLIGHTS

The following tables of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2023 and 2022 and for the period from January 7, 2021 (the commencement of the Company’s investing operations) to December 31, 2021 are derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which may be obtained from www.sec.gov or upon request. The financial data set forth in the following table as of and for the nine months ended September 30, 2024 are derived from our unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which are incorporated by reference herein. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

The following are the financial highlights for the nine months ended September 30, 2024 (unaudited):

Per Share Data
Net asset value attributable to common stock, beginning of period	$14.88
Result of operations(1)
Net investment income (loss)	1.14
Net realized and unrealized gain (loss) on investments, net of change in deferred taxes	(0.43)
Net increase (decrease) in net assets resulting from operations attributable to common stockholders and participating securities	0.71
Accretion to redemption value of Series A redeemable convertible preferred stock(1)(9)	—
Accrual of Series A redeemable convertible preferred stock distributions(1)	(0.04)
Net increase (decrease) in net assets resulting from operations attributable to common stockholders	0.67
Stockholder distributions(2)
Common stockholder distributions from net investment income	(1.09)
Common stockholder distributions from capital gains(9)	—
Net decrease in net assets resulting from stockholder distributions	(1.09)
Other(3)	(0.02)
Net asset value attributable to common stock, end of period	$14.44
Common stock outstanding at end of period	134,793,079
Total return(4)	4.41%
Ratios/Supplemental data attributable to common stock:
Total net assets attributable to common stock, end of period	$1,946,938
Ratio of net investment income to average net assets attributable to common stock(5)	10.98%
Ratio of total expenses to average net assets attributable to common stock(5)(6)	11.60%
Ratio of total net expenses to average net assets attributable to common stock(5)(7)	11.60%
Portfolio turnover rate(8)	16.04%

____________

(1)      The per share data was derived by using the weighted average common shares outstanding during the period.

(2)      The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)      Represents the impact of calculating certain per share amounts based on weighted average common shares outstanding during the period and certain per share amounts based on common shares outstanding as of period end.

(4)      Total return is calculated assuming a purchase of shares of common stock at the current net asset value attributable to common stock on the first day and a sale at the current net asset value attributable to common stock on the last day of the periods reported. Common stock distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the distribution reinvestment plan. Total return is not annualized.

(5)      Ratios are annualized, except for incentive fees and waivers.

(6)      Ratio of total expenses to average net assets attributable to common stock is calculated using total operating expenses, including income tax expense, over average net assets attributable to common stock.

(7)      Ratio of net expenses to average net assets attributable to common stock is calculated using total operating expenses, including income tax expense, less applicable waivers over average net assets attributable to common stock.

(8)      Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value.

(9)      Rounds to less than $0.01 per share.

The following are the financial highlights for the year ended December 31, 2023 and 2022, and for the period from January 7, 2021 to December 31, 2021:

	For th year ended December 31,		For the period from January 7, 2021 to December 31, 2021
	2023	2022
Per Share Data
Net asset value attributable to common stock, beginning of period	$15.13	$15.46	$15.00
Result of operations(1)
Net investment income (loss)	2.11	1.68	0.78
Net realized and unrealized gain (loss) on investments, net of change in deferred taxes	(0.28)	(0.44)	0.52
Net realized loss on extinguishment of debt	(0.06)	—	—
Net increase (decrease) in net assets resulting from operations attributable to common stockholders and participating securities	1.77	1.24	1.30
Accretion to redemption value of Series A redeemable convertible preferred stock(1)(9)	—	—	—
Accrual of Series A redeemable convertible preferred stock distributions(1)	(0.30)	(0.07)	—
Net increase (decrease) in net assets resulting from operations attributable to common stockholders	1.47	1.17	1.30
Stockholder distributions(2)
Common stockholder distributions from net investment income	(1.71)	(1.47)	(0.30)
Common stockholder distributions from capital gains	(0.01)	—	—
Net decrease in net assets resulting from stockholder distributions	(1.72)	(1.47)	(0.30)
Other(3)	—	(0.03)	(0.54)
Net asset value attributable to common stock, end of period	$14.88	$15.13	$15.46
Common stock outstanding at end of period	26,080,389	24,609,132	15,260,764
Total return(4)	10.12%	7.62%	3.08%
Ratios/Supplemental data attributable to common stock:
Total net assets attributable to common stock, end of period	$388,119	$372,421	$253,973
Ratio of net investment income to average net assets attributable to common stock	13.97%	10.80%	3.49%
Ratio of total expenses to average net assets attributable to common stock(5)	12.73%	10.15%	7.76%
Ratio of incentive fees to average net assets attributable to common stock(6)	2.01%	1.48%	0.93%
Ratio of net expenses to average net assets attributable to common stock(7)	10.72%	8.67%	6.83%
Ratio of debt related expenses to average net assets attributable to common stock	8.12%	5.99%	2.98%
Portfolio turnover rate(8)	9.93%	9.03%	3.46%

____________

(1)      The per share data was derived by using the weighted average common shares outstanding during the period.

(2)      The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)      Represents the impact of calculating certain per share amounts based on weighted average common shares outstanding during the period and certain per share amounts based on common shares outstanding as of period end.

(4)      Total return is calculated assuming a purchase of shares of Common Stock at the current net asset value attributable to Common Stock on the first day and a sale at the current net asset value attributable to Common Stock on the last day of the periods reported. Common Stock distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the distribution reinvestment plan. Total return is not annualized.

(5)      Ratio of total expenses to average net assets attributable to common stock is calculated using total operating expenses, including income tax expense over average net assets attributable to common stock.

(6)      Represents gross incentive fees, prior to any incentive fee waivers. Incentive fees for the first twelve calendar quarters are waived.

(7)      Ratio of net expenses to average net assets attributable to common stock is calculated using total operating expenses, including income tax expense, less applicable waivers over average net assets attributable to common stock.

(8)      Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value.

(9)      Rounds to less than $0.01 per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business — Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities is shown as of the dates indicated in the below tables. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities tables as of December 31, 2023, 2022 and 2021 has been filed as an exhibit to the registration statement of which this prospectus is a part. The Company commenced investment operations on January 7, 2021.

The following is a summary of the senior securities as of September 30, 2024 (unaudited, dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
JPM Credit Facility	$300,000	$—	$—	N/A
Wells Fargo Credit Facility	300,000	—	—	N/A
FBLC JPM Credit Facility	320,000	—	—	N/A
JPM Revolver Facility	284,216	—	—	N/A
4.85% Fixed Rate Notes Due 2024	100,000	—	—	N/A
2026 Notes	300,000	—	—	N/A
2029 Notes	296,983	—	—	N/A
Secured borrowings	30,758
	$1,931,957	$2,065	$—	N/A
	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Redeemable convertible preferred stock Series A	77,500
	$77,500	$1,984	$—	N/A

The following is a summary of the senior securities as of December 31, 2023 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
JPM Credit Facility	322,000
Secured borrowings	33,344
	$355,344	$2,446	$—	N/A
	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Redeemable convertible preferred stock Series A	77,500
	$77,500	$1,971	$—	N/A

The following is a summary of the senior securities as of December 31, 2022 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Morgan Stanley Credit Facility	$356,500	$—	$—	N/A
Morgan Stanley Subscription Facility	25,400	—	—	N/A
Short-term borrowings	20,792	—	—	N/A
	$402,692	$2,014	$—	N/A
	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Redeemable convertible preferred stock Series A	36,147
	$36,147	$1,849	$—	N/A

The following is a summary of the senior securities as of December 31, 2021 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Morgan Stanley Credit Facility	$190,000	$—	$—	N/A
Morgan Stanley Subscription Facility	49,900	—	—	N/A
Short-term borrowings	41,302	—	—	N/A
	$281,202	$1,857	$—	N/A
	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit(1)	Involuntary Liquidation Preference Per Unit(2)	Asset Market Value Per Unit(3)
Redeemable convertible preferred stock Series A	5,000
	$5,000	$1,824	$—	N/A

____________

(1)      Asset coverage per unit of senior securities representing indebtedness is the ratio of the carrying value of FBCC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit of senior securities that are stock is the ratio of the carrying value of FBCC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness plus the aggregate of the of the involuntary liquidation preference of all senior securities that are stock. Secured borrowings, which comprise financing amounts in respect of assets which underlie the Company’s total return swaps, are excluded from the calculation of asset coverage as permitted by Rule 18f-4 promulgated under the 1940 Act. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness or per preferred share, as applicable.

(2)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)      Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2024, for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The board of directors (the “Board of Directors”) approved the valuation of the Company’s investment portfolio, as of September 30, 2024, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Senior Secured First Lien Debt — 143.8%(d)
1236904 BC, Ltd.(e)(n)(p) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services		S+7.50% (12.46%), 3/4/2027	14,624	14,727	14,846	0.8%
1236904 BC, Ltd.(e)(p)(q) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services		S+5.50% (11.01%), 3/4/2027	18,079	17,626	17,483	0.9%
ADCS Clinics Intermediate Holdings, LLC(e)(n) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare		S+6.25% (11.61%), 5/7/2027	3,904	3,865	3,875	0.2%
ADCS Clinics Intermediate Holdings, LLC(e) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare		S+6.25% (11.66%), 5/7/2027	125	124	124	0.0%
ADCS Clinics Intermediate Holdings, LLC(e)(h) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare		S+6.25% (10.68%), 5/7/2026	154	150	141	0.0%
ADCS Clinics Intermediate Holdings, LLC(e)(n)(p) 151 Southhall Lane Suite 300 Maitland, FL 32751	Healthcare		S+6.25% (11.66%), 5/7/2027	19,045	18,862	18,902	1.0%
Adelaide Borrower, LLC(e)(h) 17 Bagot Street, North Adelaide, SA 5006, Australia	Software/Services		S+6.76%, 3.38% PIK, 5/8/2030	—	(78)	(149)	0.0%
Adelaide Borrower, LLC(e)(h) 17 Bagot Street, North Adelaide, SA 5006, Australia	Software/Services		S+6.76%, 3.38% PIK, 5/8/2030	—	(93)	(93)	0.0%
Adelaide Borrower, LLC(e)(n)(p)(q) 17 Bagot Street, North Adelaide, SA 5006, Australia	Software/Services		S+6.76% (11.35%) 3.38% PIK, 5/8/2030	35,284	34,599	34,624	1.8%
Alera Group Intermediate Holdings, Inc.(e)(n) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials		S+5.25% (10.10%), 10/2/2028	8,631	8,597	8,631	0.4%
Alera Group Intermediate Holdings, Inc.(e)(h) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials		S+5.75% (10.60%), 10/2/2028	1,510	1,503	1,510	0.1%
Alera Group Intermediate Holdings, Inc.(e)(n) 3 Parkway North Suite 500 Deerfield, IL 60015	Financials		S+5.25% (10.20%), 10/2/2028	17,311	17,240	17,311	0.9%
American Rock Salt Company, LLC(n) 5520 Route 63 PO Box 190 Mount Morris, NY 145100	Chemicals		S+4.00% (9.32%), 6/9/2028	2,003	2,000	1,639	0.1%
Arch Global Precision, LLC(e) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials		S+4.75% (9.44%), 4/1/2026	2,314	2,317	2,314	0.1%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Arch Global Precision, LLC(e)(h) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials		S+4.75% (9.45%), 4/1/2025	932	933	932	0.0%
Arch Global Precision, LLC(e)(p)(q) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials		S+4.75% (9.44%), 4/1/2026	7,345	7,353	7,345	0.4%
Arctic Holdco, LLC(e)(h) 198 Route 28 Harwich, MA 02671	Paper & Packaging		S+6.00% (10.95%), 12/23/2026	3,240	3,231	3,240	0.2%
Arctic Holdco, LLC(e)(p)(q) 198 Route 28 Harwich, MA 02671	Paper & Packaging		S+6.00% (10.95%), 12/23/2026	59,565	58,921	59,565	3.1%
Armada Parent, Inc.(e)(n) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials		S+5.75% (10.91%), 10/29/2027	63,733	62,970	63,733	3.3%
Armada Parent, Inc.(e)(h)(n) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials		S+5.75% (10.91%), 10/29/2027	3,211	3,168	3,211	0.2%
Armada Parent, Inc.(e)(h) 7884 Spanish Fort Blvd Spanish Fort, AL 36527	Industrials		S+5.75%, 10/29/2027	—	(25)	—	0.0%
Artifact Bidco, Inc.(e)(h) 3300 Triumph Blvd, Ste. 800, Lehi, UT 84043, United States	Software/Services		S+4.50%, 7/28/2031	—	(13)	(26)	0.0%
Artifact Bidco, Inc.(e)(h) 3300 Triumph Blvd, Ste. 800, Lehi, UT 84043, United States	Software/Services		S+4.50%, 7/26/2030	—	(18)	(18)	0.0%
Artifact Bidco, Inc.(e)(n)(p)(q) 3300 Triumph Blvd, Ste. 800, Lehi, UT 84043, United States	Software/Services		S+4.50% (9.10%), 7/28/2031	10,875	10,770	10,770	0.6%
AuditBoard, Inc. € 12900 Park Plaza Drive, Suite 200, Cerritos, CA 90703, United States	Software/Services		S+4.75% (9.35%), 7/12/2031	22,887	22,660	22,665	1.2%
AuditBoard, Inc.(e)(h) 12900 Park Plaza Drive, Suite 200, Cerritos, CA 90703, United States	Software/Services		S+4.75%, 7/12/2031	—	(53)	(106)	0.0%
AuditBoard, Inc.(e)(h) 12900 Park Plaza Drive, Suite 200, Cerritos, CA 90703, United States	Software/Services		S+4.75%, 7/12/2031	—	(42)	(42)	0.0%
Avalara, Inc.(e)(n) 255 South King Street Suite 1800 Seattle, WA 98104	Software/Services		S+6.25% (10.85%), 10/19/2028	60,192	59,212	60,192	3.1%
Avalara, Inc.(e)(h) 255 South King Street Suite 1800 Seattle, WA 98104	Software/Services		S+6.25%, 10/19/2028	—	(33)	—	0.0%
Aventine Holdings, LLC(e)(n) PO Box 113 Petaluma, CA 94953	Media/Entertainment		S+6.00% (10.70%) 4.00% PIK, 6/18/2027	16,205	16,053	15,993	0.8%
Aventine Holdings, LLC(e)(n)(q) PO Box 113 Petaluma, CA 94953	Media/Entertainment		S+6.00% (10.70%) 4.00% PIK, 6/18/2027	40,935	40,538	40,398	2.1%
Axiom Global, Inc.(n)(p)(q) 295 Lafayette Street Suite 700, Floor 7 New York, NY 10012	Business Services		S+4.75% (10.11%), 10/2/2028	47,250	47,009	45,714	2.3%
Azurite Intermediate Holdings, Inc. € 17200 Laguna Canyon Road, Irvine, CA 92618, United States	Software/Services		S+6.50% (11.35%), 3/19/2031	9,961	9,817	9,961	0.5%
Azurite Intermediate Holdings, Inc.(e)(h) 17200 Laguna Canyon Road, Irvine, CA 92618, United States	Software/Services		S+6.50%, 3/19/2031	—	(50)	—	0.0%
Azurite Intermediate Holdings, Inc.(e)(h) 17200 Laguna Canyon Road, Irvine, CA 92618, United States	Software/Services		S+6.50% (11.35%), 3/19/2031	14,489	14,223	14,489	0.7%
BCPE Oceandrive Buyer, Inc.(e)(n) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare		S+6.25% (11.60%) 3.00% PIK, 12/29/2028	2,623	2,552	2,201	0.1%
BCPE Oceandrive Buyer, Inc.(e) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare		S+6.00% (11.21%), 12/30/2026	4,984	4,846	4,182	0.2%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
BCPE Oceandrive Buyer, Inc.(e)(n)(q) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare		S+6.25% (11.60%) 3.00% PIK, 12/29/2028	5,163	5,002	4,333	0.2%
BCPE Oceandrive Buyer, Inc.(e)(n)(q) 6900 Tavistock Lakes Blvd Orlando, FL 32827	Healthcare		S+6.25% (11.60%) 3.00% PIK, 12/29/2028	30,982	30,032	25,997	1.3%
Bingo Group Buyer, Inc.(e)(h) 19430 FM 1093 Rd, Richmond, TX 77407, United States	Utilities		S+5.00%, 7/10/2031	—	(11)	(21)	0.0%
Bingo Group Buyer, Inc.(e)(h) 19430 FM 1093 Rd, Richmond, TX 77407, United States	Utilities		S+5.00% (9.60%), 7/10/2031	20	12	12	0.0%
Bingo Group Buyer, Inc.(e)(n)(p)(q) 19430 FM 1093 Rd, Richmond, TX 77407, United States	Utilities		S+5.00% (9.60%), 7/10/2031	5,478	5,410	5,412	0.3%
Capstone Logistics(e)(p) 30 Technology Parkway South Suite 200 Peachtree Corners, GA 30092	Transportation		S+4.50% (9.45%), 11/13/2029	20,810	20,827	20,810	1.1%
Center Phase Energy, LLC(e)(h) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities		S+6.00% (11.06%), 6/23/2027	3,846	3,775	3,764	0.2%
Center Phase Energy, LLC(e)(n) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities		S+6.50% (11.00%), 6/23/2027	10,305	10,186	10,177	0.5%
Cold Spring Brewing, Co.(e)(p)(q) 219 Red River Ave N Cold Spring, MN 56320	Food & Beverage		S+4.75% (9.60%), 12/19/2025	5,722	5,728	5,722	0.3%
Communication Technology Intermediate, LLC(e)(h) 211 Congress Street 6th Floor Boston, MA 02110	Business Services		S+5.50% (10.35%), 5/5/2027	1,188	1,179	1,188	0.1%
Communication Technology Intermediate, LLC(e)(n)(p) 211 Congress Street 6th Floor Boston, MA 02110	Business Services		S+5.50% (10.35%), 5/5/2027	24,994	24,908	24,994	1.3%
Communication Technology Intermediate, LLC(e)(n)(p) 211 Congress Street 6th Floor Boston, MA 02110	Business Services		S+5.50% (10.35%), 5/5/2027	24,603	24,368	24,603	1.3%
Communication Technology Intermediate, LLC(e)(n)(q) 211 Congress Street 6th Floor Boston, MA 02110	Business Services		S+5.50% (10.35%), 5/5/2027	8,694	8,677	8,694	0.4%
Corfin Industries, LLC € 7-B Raymond Avenue Salem, NH 03079	Industrials		S+5.25% (10.61%), 12/27/2027	1,570	1,572	1,570	0.1%
Corfin Industries, LLC € 7-B Raymond Avenue Salem, NH 03079	Industrials		S+5.25% (10.61%), 12/27/2027	9,556	9,570	9,556	0.5%
Corfin Industries, LLC(e)(p)(q) 7-B Raymond Avenue Salem, NH 03079	Industrials		S+5.25% (10.61%), 2/5/2026	16,059	16,079	16,059	0.8%
Cornerstone Chemical, Co.(b) € 3838 N. Causeway Blvd. Suite 3150 Metairie, LA 70002	Chemicals	1/24/2024	10.25%, 2.00% PIK, 9/1/2027	1,262	433	884	0.0%
Coronis Health, LLC(e)(j) 5963 Exchange Dr Suites 114-117 Sykesville, MD 21784	Healthcare		S+6.25% (11.37%), 7/28/2028	2,001	1,928	801	0.0%
Coronis Health, LLC(e)(j)(n) 5963 Exchange Dr Suites 114-117 Sykesville, MD 21784	Healthcare		S+6.25% (11.50%), 7/27/2029	24,771	23,606	9,908	0.5%
Demakes Borrower, LLC(e)(h) 37 Waterhill St, Lynn, MA 01905, United States	Food & Beverage		S+6.25%, 12/12/2029	—	(14)	—	0.0%
Demakes Borrower, LLC(e)(n)(p) 37 Waterhill St, Lynn, MA 01905, United States	Food & Beverage		S+6.25% (11.55%), 12/12/2029	17,801	17,423	17,801	0.9%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Division Holding Corp.(n) 1 Riverfront Place Suite 500 Newport, KY 41071	Business Services		S+4.75% (9.71%), 5/26/2028	3,413	3,390	3,405	0.2%
Dynagrid Holdings, LLC(e)(h) 725 East Jones Street Lewisville, TX 75057	Utilities		S+5.50% (10.71%), 12/18/2025	905	905	905	0.0%
Dynagrid Holdings, LLC(e)(p) 725 East Jones Street Lewisville, TX 75057	Utilities		S+5.50% (10.25%), 12/18/2025	3,643	3,647	3,643	0.2%
Dynagrid Holdings, LLC(e)(p)(q) 725 East Jones Street Lewisville, TX 75057	Utilities		S+5.50% (10.25%), 12/18/2025	8,897	8,905	8,897	0.5%
Dynagrid Holdings, LLC(e)(p)(q) 725 East Jones Street Lewisville, TX 75057	Utilities		S+5.50% (10.25%), 12/18/2025	3,102	3,050	3,102	0.2%
Dynagrid Holdings, LLC(e)(q) 725 East Jones Street Lewisville, TX 75057	Utilities		S+5.50% (10.25%), 12/18/2025	13,266	13,279	13,266	0.7%
Eliassen Group, LLC(e)(n) 55 Walkers Brook Drive Reading, MA 01867	Business Services		S+5.75% (11.00%), 4/14/2028	1,361	1,358	1,361	0.1%
Eliassen Group, LLC(e)(n)(q) 55 Walkers Brook Drive Reading, MA 01867	Business Services		S+5.75% (10.35%), 4/14/2028	17,019	16,911	17,019	0.9%
Faraday Buyer, LLC(e)(n) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities		S+6.00% (10.60%), 10/11/2028	41,326	41,326	40,644	2.1%
Faraday Buyer, LLC(e)(h) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities		S+6.00%, 10/11/2028	—	(15)	(92)	0.0%
Faraday Buyer, LLC(e)(n)(p) 481 Munn Road Suite 300 Fort Mill, SC 29715	Utilities		S+6.00% (10.60%), 10/11/2028	8,755	8,615	8,611	0.4%
FGT Purchaser, LLC(e) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer		S+5.50% (10.20%), 9/13/2027	3,120	3,112	3,120	0.2%
FGT Purchaser, LLC(e)(n)(p) 2621 Old Nation Road, Fort Mill, SC 29715	Consumer		S+5.50% (10.20%), 9/13/2027	30,343	30,248	30,343	1.6%
Florida Food Products, LLC(e)(n) 2231 West CR 44 Eustis, FL 32726	Food & Beverage		S+5.00% (9.96%), 10/18/2028	12,113	11,956	10,630	0.5%
Foresight Energy Operating, LLC € One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MT 63102	Energy		S+8.00% (12.70%), 6/30/2027	1,054	1,055	1,054	0.1%
FR Flow Control Luxco 1 SARL(e)(n) 840 Gessner Road Suite 300 Houston, TX 770240	Industrials		S+5.50% (10.37%), 6/28/2026	4,383	4,359	4,383	0.2%
Galway Borrower, LLC(e)(h) 251 Little Falls Drive, Wilmington, DE 19808	Financials		S+4.50%, 9/29/2028	—	(19)	—	0.0%
Galway Borrower, LLC(e)(h) 251 Little Falls Drive, Wilmington, DE 19808	Financials		S+4.50% (9.14%), 9/29/2028	872	858	872	0.0%
Galway Borrower, LLC(e)(n)(p) 251 Little Falls Drive, Wilmington, DE 19808’	Financials		S+4.50% (9.10%), 9/29/2028	38,639	38,526	38,639	2.0%
Gogo Intermediate Holdings, LLC(a)(h) 111 North Canal Street, Suite 1500, Chicago, IL 60606, United States	Telecom		S+3.75%, 4/30/2026	—	—	(138)	0.0%
Green Energy Partners/Stonewall, LLC(e)(n) 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	Utilities		S+6.00% (10.87%), 11/12/2026	14,562	14,531	14,562	0.7%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Ground Penetrating Radar Systems, LLC(e)(h) 1901 Indian Wood Cir., Maumee, OH 43537, United States	Business Services		S+5.50, 4/2/2031	—	(14)	(27)	0.0%
Ground Penetrating Radar Systems, LLC(e)(h) 1901 Indian Wood Cir., Maumee, OH 43537, United States	Business Services		P+4.50% (12.50%), 4/2/2031	158	143	143	0.0%
Ground Penetrating Radar Systems, LLC(e)(n)(p)(q) 1901 Indian Wood Cir., Maumee, OH 43537, United States	Business Services		S+5.50% (10.82%), 4/2/2031	8,272	8,153	8,157	0.4%
HealthEdge Software, Inc.(e)(h) 30 Corporate Dr, Burlington, MA 01803, United States	Healthcare		S+4.75%, 7/16/2031	—	(46)	(93)	0.0%
HealthEdge Software, Inc.(e)(h) 30 Corporate Dr, Burlington, MA 01803, United States	Healthcare		S+4.75%, 7/16/2031	—	(28)	(28)	0.0%
HealthEdge Software, Inc.(e)(n)(p)(q) 30 Corporate Dr, Burlington, MA 01803, United States	Healthcare		S+4.75% (9.85%), 7/16/2031	21,684	21,469	21,474	1.1%
Hospice Care Buyer, Inc.(e) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	2,159	2,121	2,131	0.1%
Hospice Care Buyer, Inc.(e) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	4,673	4,592	4,612	0.2%
Hospice Care Buyer, Inc.(e)(h) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	1,015	1,004	978	0.1%
Hospice Care Buyer, Inc.(e)(p) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	3,572	3,509	3,526	0.2%
Hospice Care Buyer, Inc.(e)(p) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	25,138	24,704	24,811	1.3%
Hospice Care Buyer, Inc.(e)(p) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	8,505	8,354	8,395	0.4%
Hospice Care Buyer, Inc.(e)(p) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare		S+6.50% (10.99%), 12/9/2026	6,525	6,406	6,440	0.3%
ICR Operations, LLC(e) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services		S+5.25% (10.00%), 11/22/2028	41,292	40,728	41,292	2.1%
ICR Operations, LLC(e) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services		S+5.25% (10.00%), 11/22/2028	2,243	2,213	2,243	0.1%
ICR Operations, LLC(e)(h) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services		S+5.25% (10.00%), 11/22/2027	3,012	2,964	3,012	0.2%
Ideal Tridon Holdings, Inc.(e)(h) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials		S+6.75%, 4/5/2028	—	—	7	0.0%
Ideal Tridon Holdings, Inc.(e)(p)(q) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials		S+6.75% (12.07%), 4/5/2028	29,864	29,250	29,938	1.5%
IG Investments Holdings, LLC(e)(h) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services		S+6.00%, 9/22/2027	—	(27)	—	0.0%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
IG Investments Holdings, LLC(e)(n)(p) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services		S+6.00% (11.35%), 9/22/2028	25,192	24,977	25,192	1.3%
IG Investments Holdings, LLC(e)(n)(p) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services		S+6.00% (11.35%), 9/22/2028	454	451	454	0.0%
IG Investments Holdings, LLC(e)(n)(p) 4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319	Business Services		S+6.00% (11.25%), 9/22/2028	617	612	617	0.0%
Indigo Buyer, Inc.(e)(n) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+5.25% (10.60%), 5/23/2028	11,400	11,235	11,286	0.6%
Indigo Buyer, Inc.(e)(n) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+6.25% (11.60%), 5/23/2028	12,693	12,525	12,693	0.7%
Indigo Buyer, Inc.(e) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+6.25% (11.60%), 5/23/2028	7,882	7,776	7,882	0.4%
Indigo Buyer, Inc.(e)(n) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+6.25% (11.41%), 5/23/2028	29,676	29,284	29,676	1.5%
Indigo Buyer, Inc.(e)(h) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+5.25%, 5/23/2028	—	(82)	(114)	0.0%
Indigo Buyer, Inc.(e)(h) 10470 Miller Road Dallas, TX 75238	Paper & Packaging		S+6.25%, 5/23/2028	—	(36)	—	0.0%
Integrated Efficiency Solutions, Inc.(e)(h)(m) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		7.50%, 12/31/2025	210	210	210	0.0%
Integrated Efficiency Solutions, Inc.(e)(m) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		7.50%, 12/31/2025	1,396	1,398	1,396	0.1%
Integrated Global Services, Inc.(e)(q) 7600 Whitepine Road Richmond, VA 23237	Industrials		S+6.00% (11.21%), 2/4/2026	10,611	10,623	10,611	0.5%
International Cruise & Excursions, Inc.(e)(q) 7720 north Dobson Road Scottsdale, AZ 85256	Business Services		S+5.35% (10.05%), 6/6/2025	4,762	4,650	2,857	0.1%
IQN Holding Corp.(e)(h) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services		S+5.25% (10.31%), 5/2/2028	355	351	355	0.0%
IQN Holding Corp.(e)(n)(q) 12735 Gran Bay Parkway West Suite 130 Jacksonville, FL 32258-4467	Software/Services		S+5.25% (10.31%), 5/2/2029	17,228	17,122	17,228	0.9%
J&K Ingredients, LLC(e)(n)(p) 160 East 5th Street, Paterson, NJ 07524, United States	Food & Beverage		S+6.50% (11.10%), 11/16/2028	12,375	12,125	12,375	0.6%
Kissner Milling Co., Ltd.(b)(n) 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	4/16/2021	4.88%, 5/1/2028	5,258	5,065	5,063	0.3%
Knowledge Pro Buyer, Inc.(e)(h)(n) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services		S+5.00% (9.95%), 12/10/2027	16,504	16,379	16,504	0.8%
Knowledge Pro Buyer, Inc.(e)(h) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services		P+4.00% (12.00%), 12/10/2027	883	872	883	0.0%
Knowledge Pro Buyer, Inc.(e)(n)(q) 60 East 42nd Street Suite 1500 New York, NY 10165	Business Services		S+5.00% (9.95%), 12/10/2027	35,042	34,944	35,042	1.8%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Labrie Environmental Group, LLC(a)(e) 175-B, route Marie-Victorin, Levis, G7A 2T3	Industrials		S+5.50% (10.45%), 9/1/2026	21,951	21,310	21,951	1.1%
Lakeland Tours, LLC(e)(j)(p)(q) 218 Water St. W #400, Charlottesville, VA 22902	Education		8.00%, 9/25/2027	6,118	4,765	2,141	0.1%
Liquid Tech Solutions Holdings, LLC(e)(n) 74 Maple Street Stoughton, MA 02048	Industrials		S+4.75% (9.71%), 3/20/2028	5,356	5,340	5,356	0.3%
LSF12 Donnelly Bidco, LLC(e)(n)(p) 16430 N Scottsdale Road, Suite 450, Scottsdale, AZ 85254, United States	Industrials		S+6.50% (11.35%), 10/2/2029	18,978	18,588	18,978	1.0%
Mandrake Bidco, Inc.(e)(h) 420 South 145th East Ave., Tulsa, OK 74108, United States	Industrials		S+4.75%, 8/20/2031	—	(99)	(99)	0.0%
Mandrake Bidco, Inc.(e)(n)(p)(q) 420 South 145th East Ave., Tulsa, OK 74108, United States	Industrials		S+4.75% (9.60%), 8/20/2031	63,133	62,507	62,514	3.2%
Manna Pro Products, LLC(e) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer		S+6.00% (10.95%), 12/10/2026	3,925	3,806	3,454	0.2%
Manna Pro Products, LLC(e)(h) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer		S+6.00% (10.95%), 12/10/2026	2,638	2,582	2,314	0.1%
Manna Pro Products, LLC(e)(q) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer		S+6.00% (10.95%), 12/10/2026	1,871	1,814	1,647	0.1%
Manna Pro Products, LLC(e)(q) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer		S+6.00% (10.95%), 12/10/2026	6,730	6,526	5,922	0.3%
Manna Pro Products, LLC(e)(q) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer		S+6.00% (10.95%), 12/10/2026	23,734	23,015	20,886	1.1%
McDonald Worley, P.C.(e)(j) 1770 St. James Place Suite 100 Houston, TX 77056	Business Services		26.00% PIK, 12/31/2024	19,911	12,255	12,864	0.7%
Mckissock Investment Holdings, LLC(n)(p) 1801 Park 270 Drive, Suite 600, St. Louis, MO, 63146	Education		S+5.00% (9.96%), 3/12/2029	3,846	3,820	3,841	0.2%
MCS Acquisition Corp.(e) 311 Sinclair Road Bristol, PA 19007	Business Services		S+6.00% (11.58%), 10/2/2025	758	759	758	0.0%
Medical Depot Holdings, Inc.(e) 99 Seaview Blvd Port Washington, NY 11050	Healthcare		S+10.00% (14.70%) 9.00% PIK, 6/1/2025	4,082	4,085	4,082	0.2%
Medical Depot Holdings, Inc.(e)(p)(q) 99 Seaview Blvd Port Washington, NY 11050	Healthcare		S+9.50% (14.20%) 4.00% PIK, 6/1/2025	21,470	20,649	21,470	1.1%
Medical Management Resource Group, LLC(e)(n) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare		S+6.00% (10.70%), 9/30/2027	9,430	9,332	9,303	0.5%
Medical Management Resource Group, LLC(e)(h) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare		S+6.00% (10.74%), 9/30/2026	1,080	1,068	1,052	0.1%
Medical Management Resource Group, LLC(e)(n)(p) 4800 N 22ND St Phoenix, AZ 85016-4701	Healthcare		S+6.00% (10.70%), 9/30/2027	22,832	22,592	22,524	1.2%
MGTF Radio Company, LLC(e)(l) 650 Smithfield Street Suite 2200 Pittsburgh, PA 15222	Media/Entertainment		S+6.00% (10.60%), 4/1/2025	44,646	44,466	31,408	1.6%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Midwest Can Company, LLC(e)(p)(q) 10800 West Belmont Avenue Franklin Park, IL 60131	Paper & Packaging		S+6.00% (10.85%), 3/2/2026	30,505	30,516	30,505	1.6%
Miller Environmental Group, Inc.(e)(h) 538 Edwards Avenue Calverton, NY 11933	Business Services		S+4.75%, 9/6/2031	—	(36)	(146)	0.0%
Miller Environmental Group, Inc.(e)(h) 538 Edwards Avenue Calverton, NY 11933	Business Services		S+4.75%, 9/6/2031	—	(18)	(73)	0.0%
Miller Environmental Group, Inc.(e)(h) 538 Edwards Avenue Calverton, NY 11933	Business Services		S+4.75%, 9/6/2031	—	(36)	(73)	0.0%
Miller Environmental Group, Inc.(e)(n)(p)(q) 538 Edwards Avenue Calverton, NY 11933	Business Services		S+4.75% (9.35%), 9/10/2031	17,591	17,461	17,329	0.9%
Mirra-Primeaccess Holdings, LLC(e)(n) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare		S+6.50% (11.46%), 7/29/2026	68,977	68,819	68,977	3.5%
Mirra-Primeaccess Holdings, LLC(e)(h) 14690 Spring Hill Dr., Suite 100, Springhill, FL 34609	Healthcare		S+6.50% (11.46%), 7/29/2026	8,442	8,418	8,442	0.4%
MRI Software, LLC(e)(h) 28925 Fountain Pkwy, Solon, OH 44139, United States	Software/Services		S+4.75% (9.35%), 2/10/2027	2,209	2,155	2,123	0.1%
Muth Mirror Systems, LLC(e) 4221 High Tech Lane Sheboygan, WI 53083	Technology		11.00%, 4.00% PIK, 4/23/2025	1,341	1,237	1,207	0.1%
Muth Mirror Systems, LLC(e)(p)(q) 4221 High Tech Lane Sheboygan, WI 53083	Technology		11.00%, 4.00% PIK, 4/23/2025	14,726	14,195	13,254	0.7%
New Star Metals, Inc.(e)(p)(q) 6855 Commerce Boulevard Canton, MI 48187	Industrials		S+5.00% (9.85%), 1/9/2026	30,200	29,316	28,838	1.5%
Norvax, LLC(e)(h) 214 West Huron Street, Chicago, IL 60654, United States	Business Services		S+6.50% (11.70%), 6/30/2025	260	260	260	0.0%
Odessa Technologies, Inc.(e)(h) 50 South 16th Street Suite 1900 Philadelphia, PA 19102	Software/Services		S+5.50%, 10/19/2027	—	(17)	—	0.0%
Odessa Technologies, Inc.(e)(n)(p) 50 South 16th Street Suite 1900 Philadelphia, PA 19102	Software/Services		S+5.50% (10.45%), 10/19/2027	20,498	20,440	20,498	1.1%
ORG GC Holdings, LLC(e)(m) 6330 Gulfton Street Houston, TX 77081	Business Services		S+6.50% (11.37%), 11/29/2026	10,111	10,128	10,111	0.5%
PetVet Care Centers, LLC(e)(h) 1 Gorham Island Rd, Westport, CT 06880, United States	Healthcare		S+6.00%, 11/15/2030	—	(9)	(71)	0.0%
PetVet Care Centers, LLC(e)(h) 1 Gorham Island Rd, Westport, CT 06880, United States	Healthcare		S+6.00%, 11/15/2029	—	(18)	(71)	0.0%
PetVet Care Centers, LLC(e)(n)(p)(q) 1 Gorham Island Rd, Westport, CT 06880, United States	Healthcare		S+6.00% (10.85%), 11/15/2030	30,682	30,153	30,145	1.5%
Pie Buyer, Inc.(e)(n) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage		S+5.50% (11.01%) 2.50% PIK, 4/5/2027	2,204	2,201	2,160	0.1%
Pie Buyer, Inc.(e)(n) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage		S+5.50% (11.01%) 2.50% PIK, 4/5/2027	8,512	8,487	8,342	0.4%
Pie Buyer, Inc.(e)(h) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage		S+5.50% (10.04%), 4/6/2026	1,721	1,715	1,669	0.1%
Pie Buyer, Inc.(e)(n)(q) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage		S+5.50% (10.84%) 2.50% PIK, 4/5/2027	2,870	2,861	2,813	0.1%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Pie Buyer, Inc.(e)(n)(q) 287 South Randolphville Road Piscataway, NJ 08854	Food & Beverage		S+5.50% (11.01%), 4/5/2027	39,328	39,208	38,542	2.0%
PlayPower, Inc.(e)(h) 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Industrials		S+5.25%, 8/28/2030	—	(39)	(39)	0.0%
PlayPower, Inc.(e)(n)(p)(q) 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Industrials		S+5.25% (9.85%), 8/28/2030	17,304	17,047	17,048	0.9%
Pluralsight, LLC(e)(m) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services		S+4.50% (9.62%) 1.50% PIK, 8/22/2029	4,534	4,534	4,534	0.2%
Pluralsight, LLC(e)(m) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services		S+7.50% (12.62%), 8/22/2029	6,801	6,801	6,801	0.3%
Pluralsight, LLC(e)(m) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services		S+4.50% (9.62%) 1.50% PIK, 8/22/2029	2,303	2,303	2,303	0.1%
Pluto Acquisition I, Inc. 17855 Dallas Parkway, Suite 200, Dallas, US-TX, 75287, US	Healthcare		S+5.50% (10.35%), 6/20/2028	3,304	3,304	3,337	0.2%
Point Broadband Acquisition, LLC(e)(n) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom		S+5.50% (10.43%), 10/2/2028	11,592	11,544	11,592	0.6%
Point Broadband Acquisition, LLC(e)(n)(p) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom		S+5.50% (10.82%), 10/2/2028	27,502	27,376	27,502	1.4%
Premiere Global Services, Inc.(e)(h)(j) 3280 Peachtree Road NE, The Terminus Building Suite 1000 Atlanta, GA 30305-2422	Telecom		P+5.50% (13.50%), 4/7/2023	969	146	(73)	0.0%
Premiere Global Services, Inc.(e)(j) 3280 Peachtree Road NE, The Terminus Building Suite 1000 Atlanta, GA 30305-2422	Telecom		P+5.50% (13.50%), 6/8/2023	5,024	—	—	0.0%
PSKW, LLC(e)(p)(q) 1 Crossroads Drive Third Floor Bedminster, NJ 07921	Healthcare		S+6.25% (11.20%), 3/9/2026	28,650	28,678	28,650	1.5%
Questex, Inc.(e)(h) 275 Grove Street, Suite 2-130 Newton, MA 02466	Media/Entertainment		S+5.50%, 5/15/2029	—	(36)	(36)	0.0%
Questex, Inc.(e)(n)(p)(q) 275 Grove Street, Suite 2-130 Newton, MA 02466	Media/Entertainment		S+5.50% (10.79%), 5/15/2029	15,139	14,844	14,859	0.8%
Reagent Chemical and Research, LLC(e)(h) 115 US Highway 202, Ringoes, NJ 08551, United States	Chemicals		S+5.25%, 4/30/2030	—	(139)	(141)	0.0%
Reagent Chemical and Research, LLC(e)(n)(p)(q) 115 US Highway 202, Ringoes, NJ 08551, United States	Chemicals		S+5.25% (10.10%), 4/30/2031	56,679	55,599	55,614	2.8%
Relativity Oda, LLC(e)(n)(q) 231 S La Salle St FL 8 Chicago, IL 60604-1472	Software/Services		S+4.50% (9.46%), 5/12/2029	7,717	7,693	7,717	0.4%
REP TEC Intermediate Holdings, Inc.(e)(p)(q) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services		S+5.75% (10.35%), 6/19/2025	2,018	1,982	2,018	0.1%
REP TEC Intermediate Holdings, Inc.(e)(p)(q) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services		S+5.75% (10.35%), 6/19/2025	22,524	22,539	22,524	1.2%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Roadsafe Holdings, Inc.(e)(n) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials		S+5.75% (11.06%), 10/19/2027	7,381	7,392	7,381	0.4%
Roadsafe Holdings, Inc.(e)(n) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials		S+5.75% (11.06%), 10/19/2027	6,867	6,833	6,867	0.4%
Roadsafe Holdings, Inc.(e)(n)(q) 8750 W Bryn Mawr Ave Ste 400 Chicago, IL 60631-3576	Industrials		S+5.75% (11.14%), 10/19/2027	13,180	13,114	13,180	0.7%
RSC Acquisition, Inc.(e)(n) 3715 Harrisburg Blvd Houston, TX 77003	Financials		S+4.75% (9.81%), 11/1/2029	7,134	7,141	7,134	0.4%
RSC Acquisition, Inc.(e) 3715 Harrisburg Blvd Houston, TX 77003	Financials		S+4.75% (9.81%), 11/1/2029	8,329	8,329	8,329	0.4%
RSC Acquisition, Inc.(e)(h) 3715 Harrisburg Blvd Houston, TX 77003	Financials		S+4.75%, 11/1/2029	—	(55)	—	0.0%
RSC Acquisition, Inc.(e)(h) 3715 Harrisburg Blvd Houston, TX 77003	Financials		S+4.75%, 11/1/2029	—	(6)	—	0.0%
RSC Acquisition, Inc.(e)(n)(q) 3715 Harrisburg Blvd Houston, TX 77003	Financials		S+4.75% (9.35%), 11/1/2029	21,649	21,644	21,649	1.1%
Saturn SHC Buyer Holdings, Inc.(e)(h) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare		S+5.50%, 11/18/2027	—	(42)	—	0.0%
Saturn SHC Buyer Holdings, Inc.(e)(n) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare		S+5.50% (10.46%), 11/18/2027	12,993	12,822	12,993	0.7%
Saturn SHC Buyer Holdings, Inc.(e)(n)(p) 1640 W Redstone Center Drive Suite 200 Park City, UT 84098	Healthcare		S+5.50% (10.46%), 11/18/2027	37,166	37,048	37,166	1.9%
SCIH Salt Holdings, Inc.(e)(h) 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials		S+4.00% (9.31%), 3/17/2025	187	187	194	0.0%
Sherlock Buyer Corp.(e)(h) 5000 Corporate Court Suite 203 Holtsville, NY 11742	Business Services		S+5.75%, 12/8/2027	—	(7)	—	0.0%
Sherlock Buyer Corp.(e)(n)(q) 5000 Corporate Court Suite 203 Holtsville, NY 11742	Business Services		S+5.75% (10.45%), 12/8/2028	15,759	15,701	15,759	0.8%
Simplifi Holdings, Inc.(e)(h) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment		S+5.50% (10.45%), 10/1/2026	757	736	757	0.0%
Simplifi Holdings, Inc.(e)(n)(p) 128 East Exchange Street Suite 700 Fort Worth, TX 76164	Media/Entertainment		S+5.50% (10.45%), 10/1/2027	50,169	49,583	50,169	2.5%
SitusAMC Holdings Corp.(e) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials		S+5.50% (10.20%), 12/22/2027	9,677	9,629	9,677	0.5%
SitusAMC Holdings Corp.(e)(n) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials		S+5.50% (10.20%), 12/22/2027	6,341	6,303	6,341	0.3%
St. Croix Hospice Acquisition Corp.(e) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare		S+5.25% (10.50%), 10/30/2026	2,759	2,763	2,759	0.1%
St. Croix Hospice Acquisition Corp.(e)(h) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare		S+5.25%, 10/30/2026	—	—	(67)	0.0%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
St. Croix Hospice Acquisition Corp.(e)(n)(q) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare		S+5.25% (10.31%), 10/30/2026	18,981	18,791	18,791	1.0%
St. Croix Hospice Acquisition Corp.(e)(q) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare		S+6.00% (11.35%), 10/30/2026	24,966	25,002	24,966	1.3%
Striper Buyer, LLC(e)(n)(p) 360 Forbes Blvd Mansfield, MA 02048	Paper & Packaging		S+5.50% (10.45%), 12/30/2026	16,871	16,850	16,871	0.9%
SunMed Group Holdings, LLC(e) 2710 Northridge Dr NW Grand Rapids, MI 49544-9112	Healthcare		S+5.50% (10.46%), 6/16/2027	860	858	860	0.0%
SunMed Group Holdings, LLC(e)(n)(p) 2710 Northridge Dr NW Grand Rapids, MI 49544-9112	Healthcare		S+5.50% (10.85%), 6/16/2028	12,600	12,458	12,600	0.6%
Tax Defense Network, LLC(e)(j) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		P+6.00% (14.00%) PIK, 3/31/2023	52,539	927	546	0.0%
Tax Defense Network, LLC(e)(j) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		P+6.00% (14.00%) PIK, 3/31/2023	9,326	164	97	0.0%
Tax Defense Network, LLC(e)(j) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		12.00% PIK, 3/31/2023	5,183	4,742	5,183	0.3%
The NPD Group, LP(e)(n) 900 West Shore Road Port Washington, NY 11050	Business Services		S+5.50% (10.56%) 2.00% PIK, 12/1/2028	52,363	51,721	52,363	2.6%
The NPD Group, LP(e)(h) 900 West Shore Road Port Washington, NY 11050	Business Services		S+5.00% (9.85%), 12/1/2027	1,604	1,582	1,604	0.1%
Therapy Brands Holdings, LLC(e)(n)(p) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare		S+4.00% (8.96%), 5/18/2028	6,029	6,029	5,583	0.3%
Tivity Health, Inc.(e)(n) 701 Cool Springs Blvd Franklin, TN 3706	Healthcare		S+5.00% (9.85%), 6/28/2029	24,599	24,259	24,599	1.3%
Trinity Air Consultants Holdings Corp.(e)(n) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services		S+5.25% (10.62%), 6/29/2028	5,878	5,856	5,878	0.3%
Trinity Air Consultants Holdings Corp.(e)(h)(n) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services		S+5.25% (9.83%), 6/29/2027	8,522	8,503	8,522	0.4%
Trinity Air Consultants Holdings Corp.(e)(h) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services		S+5.25%, 6/29/2028	—	(8)	—	0.0%
Trinity Air Consultants Holdings Corp.(e)(n)(p) 12700 Park Central Drive Suite 2100 Dallas, TX 75251	Business Services		S+5.25% (10.66%), 6/29/2028	29,212	29,146	29,212	1.5%
Triple Lift, Inc.(e)(h) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services		S+5.75% (11.20%), 5/5/2028	1,799	1,741	1,611	0.1%
Triple Lift, Inc.(e)(n)(q) 400 Lafayette Street 5th Floor New York, NY 10003	Software/Services		S+5.75% (10.71%), 5/5/2028	39,483	38,419	37,904	1.9%
Trystar, LLC(e)(h)	Utilities		S+4.50%, 8/6/2031	—	(62)	(124)	0.0%
Trystar, LLC(e)(h)	Utilities		S+4.50%, 8/6/2031	—	(62)	(62)	0.0%
Trystar, LLC(e)(n)(p)(q)	Utilities		S+4.50% (9.44%), 8/6/2031	10,469	10,365	10,366	0.5%
Trystar, LLC(e)(n)(p)(q)	Utilities		S+4.50% (9.73%), 8/6/2031	24,797	24,551	24,554	1.3%
University of St. Augustine Acquisition Corp.(e)(p)(q)	Education		S+4.25% (9.20%), 2/2/2026	22,855	22,885	22,855	1.2%
Urban One, Inc.(b)	Media/Entertainment	1/24/2024	7.38%, 2/1/2028	1,561	1,386	1,080	0.1%
US Oral Surgery Management Holdco, LLC(e)(n)	Healthcare		S+5.25% (10.60%), 11/20/2028	6,997	6,939	6,997	0.4%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
US Oral Surgery Management Holdco, LLC(e)(n)	Healthcare		S+6.50% (11.20%), 11/20/2028	6,098	6,068	6,098	0.3%
US Oral Surgery Management Holdco, LLC(e)(h)	Healthcare		S+6.00% (10.80%), 11/20/2028	3,875	3,835	3,875	0.2%
US Oral Surgery Management Holdco, LLC(e)(h)	Healthcare		S+5.25%, 11/20/2028	—	(5)	—	0.0%
US Oral Surgery Management Holdco, LLC(e)(n)(p)	Healthcare		S+5.25% (10.47%), 11/20/2028	17,668	17,493	17,668	0.9%
US Salt Investors, LLC(e)(n)	Chemicals		S+5.25% (10.00%), 7/19/2028	27,383	26,991	27,383	1.4%
US Salt Investors, LLC(e)(h)	Chemicals		S+5.25%, 7/20/2026	—	(8)	—	0.0%
Varicent Intermediate Holdings Corp.(e)(h) 4711 Yonge St., Suite 300, Toronto, ON M2N 6K8, Canada	Software/Services		S+6.00%, 3.25% PIK, 8/23/2031	—	(36)	(71)	0.0%
Varicent Intermediate Holdings Corp.(e)(h) 4711 Yonge St., Suite 300, Toronto, ON M2N 6K8, Canada	Software/Services		S+6.00%, 3.25% PIK, 8/23/2031	—	(37)	(37)	0.0%
Varicent Intermediate Holdings Corp.(e)(n)(p)(q) 4711 Yonge St., Suite 300, Toronto, ON M2N 6K8, Canada	Software/Services		S+6.00% (10.60%) 3.25% PIK, 8/23/2031	18,875	18,595	18,596	1.0%
Victors CCC Buyer, LLC(e)(n) 1600 Tysons Blvd McLean, VA 22102	Business Services		S+4.75% (9.85%), 6/1/2029	23,759	23,422	23,759	1.2%
Victors CCC Buyer, LLC(e)(h) 1600 Tysons Blvd McLean, VA 22102	Business Services		S+4.75%, 6/1/2029	—	(13)	—	0.0%
Victors CCC Buyer, LLC(e)(h) 1600 Tysons Blvd McLean, VA 22102	Business Services		S+4.75%, 6/1/2029	—	(18)	—	0.0%
West Coast Dental Services, Inc.(e)(n) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare		S+5.75% (11.15%), 2.00% PIK 7/1/2028	27,850	27,406	27,433	1.4%
West Coast Dental Services, Inc.(e)(n) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare		S+5.75% (10.50%), 7/1/2028	1,660	1,629	1,635	0.1%
West Coast Dental Services, Inc.(e)(h) 12121 Willshire Blvd Suite 1111 Los Angeles, CA 90025	Healthcare		S+5.75% (10.50%), 7/1/2028	2,542	2,491	2,487	0.1%
Westwood Professional Services, Inc.(e)(h) 7699 Anagram Dr Minneapolis, MN 55344	Business Services		S+4.75%, 9/16/2031	—	(68)	—	0.0%
Westwood Professional Services, Inc.(e)(h) 7699 Anagram Dr Minneapolis, MN 55344	Business Services		S+4.75%, 9/16/2031	—	(68)	—	0.0%
Westwood Professional Services, Inc.(e)(n)(p)(q) 7699 Anagram Dr Minneapolis, MN 55344	Business Services		S+4.75% (9.57%), 9/16/2031	45,416	44,964	45,416	2.3%
WHCG Purchaser III, Inc. € 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare		S+6.50% (11.10%) 3.25% PIK, 6/29/2029	22,504	22,504	22,504	1.2%
WIN Holdings III Corp.(e)(h) P.O. Box 412 Sault, Ste Marie, MI 49783	Consumer		S+5.25% (10.20%), 7/16/2026	1,986	1,966	1,986	0.1%
WIN Holdings III Corp.(e)(n)(p) P.O. Box 412 Sault, Ste Marie, MI 49783	Consumer		S+5.25% (10.20%), 7/16/2028	41,683	41,571	41,683	2.1%
WIN Holdings III Corp.(e)(n)(p) P.O. Box 412 Sault, Ste Marie, MI 49783	Consumer		S+5.25% (10.20%), 7/16/2028	10,041	9,843	10,041	0.5%
Zendesk, Inc.(e)(t)(u) 989 Market Street San Francisco, CA 94103	Software/Services		S+5.00% (9.69%), 11/22/2028	65,685	65,099	65,685	3.4%
Subtotal Senior Secured First Lien Debt					2,834,697	2,799,910	143.8%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Senior Secured Second Lien Debt — 6.9%(d)
American Rock Salt Company, LLC(e)(n) 5520 Route 63 PO Box 190 Mount Morris, NY 145100	Chemicals		S+7.25% (12.57%), 6/11/2029	6,010	5,959	5,411	0.3%
Anchor Glass Container Corp.(e)(j) 401 East Jackson Street Suite 2800 Tampa, FL 33602	Paper & Packaging		S+7.75% (13.32%), 12/7/2024	7,301	2,135	2,921	0.2%
Aruba Investments Holdings, LLC(e)(q) 1500 East Lake Cook Road Buffalo Grove, IL 60089	Chemicals		S+7.75% (12.70%), 11/24/2028	3,759	3,626	3,604	0.2%
ASP LS Acquisition Corp.(e)(n) 1912 Woodford Road, Wolf Trap, Virginia 22182, US	Transportation		S+7.50% (12.37%), 5/7/2029	4,275	4,265	3,367	0.2%
CommerceHub, Inc.(e) Zen Building 201 Fuller Road 6th Floor Albany, NY 12203	Technology		S+7.00% (12.20%), 12/29/2028	9,388	8,126	7,980	0.4%
Corelogic, Inc.(n) 40 Pacifica Suite 900 Irvine, CA 92618	Business Services		S+6.50% (11.46%), 6/4/2029	9,272	8,631	8,967	0.5%
Edelman Financial Center, LLC(n) 3945 Freedom Circle Ste 950, Santa Clara, CA 95054, United States	Financials		S+5.25% (10.10%), 10/6/2028	9,500	9,477	9,456	0.5%
Integrated Efficiency Solutions, Inc.(e)(m) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		10.00% PIK, 12/31/2026	1,891	1,074	435	0.0%
ORG GC Holdings, LLC(e)(m) 6330 Gulfton Street Houston, TX 77081	Business Services		18.00% PIK, 11/29/2027	5,619	5,377	5,288	0.3%
Pluto Acquisition I, Inc.(e)(p) 17855 Dallas Parkway, Suite 200, Dallas, US-TX, 75287, US	Healthcare		S+9.25% (14.19%) PIK, 12/20/2028	33,756	27,764	28,355	1.4%
RealPage, Inc.(n)(q) 4000 International Parkway Carrollton, TX 75007	Software/Services		S+6.50% (11.46%), 4/23/2029	9,645	9,621	9,238	0.5%
Therapy Brands Holdings, LLC(e)(n)(p) 600 Meadowlands Pkwy Ste 141 Secaucus, NJ 07094-1637	Healthcare		S+6.75% (11.71%), 5/18/2029	6,601	6,592	5,961	0.3%
Victory Buyer, LLC(e)(n) 50 East 153rd St Bronx, NY 10451-2104	Industrials		S+7.00% (11.96%), 11/19/2029	45,990	43,846	43,691	2.1%
Subtotal Senior Secured Second Lien Debt					136,493	134,674	6.9%

Subordinated Debt — 10.2%(d)
Aventine Holdings, LLC(e)(n) PO Box 113 Petaluma, CA 94953	Media/Entertainment		10.25% PIK, 6/18/2027	41,925	41,468	41,280	2.1%
Post Road Equipment Finance, LLC(e)(h)(l) 1221 Post Road East Suite 201 Westport, CT 06880	Financials		S+7.75% (13.05%), 12/31/2028	2,000	1,997	2,000	0.1%
Post Road Equipment Finance, LLC(e)(l)(t)(u) 1221 Post Road East Suite 201 Westport, CT 06880	Financials		S+7.75% (13.05%), 12/31/2028	62,600	62,620	62,600	3.2%
Post Road Equipment Finance, LLC(e)(l)(t)(u) 1221 Post Road East Suite 201 Westport, CT 06880	Financials		S+7.75% (13.05%), 12/31/2028	35,000	34,995	35,000	1.9%
Siena Capital Finance, LLC(e)(l) 9 W. Broad Street Stamford, CT 06902	Financials		12.50%, 11/26/2026	49,500	49,549	49,500	2.5%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Smile Brands, Inc. € 100 Spectrum Center Drive, Suite 1500, Irvine, California, 92618	Healthcare		14.50% PIK, 10/12/2028	52	47	52	0.0%
WHCG Purchaser III, Inc.(e)(j) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare		10.00% PIK, 6/30/2030	18,043	8,388	8,523	0.4%
Subtotal Subordinated Debt					199,064	198,955	10.2%

Collateralized Securities
Collateralized Securities — Debt Investments — 0.3%(d)
NewStar Arlington Senior Loan Program, LLC 14-1A FR(a)(b)(e)(m) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	1/24/2024	S+11.00% (16.55%), 4/25/2031	4,750	4,197	4,237	0.2%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA F(a)(b)(e)(m) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	1/24/2024	S+7.50% (13.04%), 1/20/2027	2,602	2,437	2,487	0.1%
Whitehorse, Ltd. 14-1A E(a)(b)(e) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	1/24/2024	S+4.55% (10.06%), 5/1/2026	1,046	933	821	0.0%
Subtotal Collateralized Securities — Debt Investment					7,567	7,545	0.3%

Collateralized Securities — Equity Investments — 0.2%(d)(w)
NewStar Arlington Senior Loan Program, LLC 14-1A SUB(a)(b)(e)(m)(v) 500 Boylston Street Boston, MA 02116	Diversified Investment Vehicles	1/24/2024	4.74%, 4/25/2031	31,603	3,494	3,088	0.2%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA SUB(a)(b)(e)(m)(v) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	1/24/2024	0.00%, 1/20/2027	31,575	—	—	0.0%
Subtotal Collateralized Securities — Equity Investment					3,494	3,088	0.2%

Equity/Other — 34%(d)(f)
Black Mountain Sand, LLC(b)(e)(g)(s) 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Energy	1/24/2024		55,463	2,174	1,683	0.1%	0.6%
Center Phase Energy, LLC(b)(e)(r) 11401 S. Portland Avenue Oklahoma City, OK 73170	Utilities	6/23/2022		1,680	1,680	1,742	0.1%	0.7%
Cirque Du Soleil Holding USA Newco, Inc.(a)(b)(g) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment	1/24/2024		539,708	5,703	6,308	0.3%	0.5%
Cirque Du Soleil Holding USA Newco, Inc.(a)(b)(g) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment	1/24/2024		874,000	2,519	2,571	0.1%
Clover Technologies Group, LLC(b)(e)(g) 700 E Dayton Rd, Ottawa, IL 61350	Industrials	1/24/2024		2,753	341	628	0.0%	2.4%
Clover Technologies Group, LLC(b)(e)(g) 700 E Dayton Rd, Ottawa, IL 61350	Industrials	1/24/2024		180,274	—	—	0.0%	1.9%
Cornerstone Chemical, Co.(b)(e)(g) 3838 N. Causeway Blvd. Suite 3150 Metairie, LA 70002	Chemicals	1/24/2024		327,378	11,626	10,217	0.6%	3.3%
CRS-SPV, Inc.(b)(e)(g)(m) 9780 Ormsby Station Rd Louisville, KY 40223	Industrials	1/24/2024		246	1,561	1,704	0.1%	22.4%
Danish CRJ, Ltd.(a)(b)(e)(g)(l)(y) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation	1/24/2024		5,002	—	—	0.0%	100.0%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Del Real, LLC(b)(e)(g)(s) 1101 Messenger Lane Moore, OK 73160	Food & Beverage	1/24/2024		670,510	524	671	0.0%	0.3%
Dyno Acquiror, Inc.(b)(e)(g) 2626 Glenwood Ave Ste 550 Raleigh NC 27608	Consumer	1/24/2024		134,102	21	21	0.0%	0.4%
FBLC Senior Loan Fund, LLC(a)(b)(c)(e)(l) 1 Madison Avenue, Suite 1600 New York, NY 10010	Diversified Investment Vehicles	1/24/2024		404,934	405,434	404,934	20.8%	84.0%
First Eagle Greenway Fund II, LLC(a)(b)(g)(m) 100 Federal St. Boston, MA 02110	Diversified Investment Vehicles	1/24/2024		5,329	376	254	0.0%	12.4%
Foresight Energy Operating, LLC(b)(e)(g)(s) One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MO 63102	Energy	1/24/2024		158,093	3,063	1,579	0.1%	0.8%
Gordian Medical, Inc.(b)(e)(g)(n) 17595 Cartwright Road, Irvine, CA 92614, United States	Healthcare	5/17/2024		162,894	2,962	2,875	0.1%	1.6%
Gordian Medical, Inc.(b)(e)(g) 17595 Cartwright Road, Irvine, CA 92614, United States	Healthcare	5/17/2024		157,787	—	—	0.0%	1.6%
Integrated Efficiency Solutions, Inc.(b)(e)(g)(m)(s) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials	1/24/2024		57,427	—	—	0.0%	5.7%
Integrated Efficiency Solutions, Inc.(b)(e)(g)(m)(s) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials	1/24/2024		55,991	—	—	0.0%	5.7%
Internap Corp.(b)(e)(g)(p) 250 Williams Street Suite E-100 Atlanta, GA 30303	Business Services	1/24/2024		1,596,606	1,599	—	0.0%	2.5%
Jakks Pacific, Inc.(a)(g) 2951 28th Street Santa Monica, CA 90405	Consumer			17,384	456	444	0.0%	0.2%
Kahala Ireland OpCo Designated Activity Company(a)(b)(e)(g)(l)(x) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation	1/24/2024		1	—	—	0.0%	100.0%
Kahala Ireland OpCo Designated Activity Company(a)(b)(e)(g)(l)(x) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation	1/24/2024		3,250,000	539	—	0.0%	100.0%
Kahala US OpCo, LLC(a)(b)(e)(g)(l)(z) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation	1/24/2024		8,869,744	—	—	0.0%	100.0%
McDonald Worley, P.C.(b)(e)(g) 1770 St. James Place Suite 100 Houston, TX 77056	Business Services	1/24/2024		20,167	3,118	2,387	0.1%
MCS Acquisition Corp.(b)(e)(g) 311 Sinclair Road Bristol, PA 19007	Business Services	1/24/2024		31,521	748	747	0.0%	3.1%
MCS Acquisition Corp.(b)(e)(g) 311 Sinclair Road Bristol, PA 19007	Business Services	1/24/2024		693,977	695	694	0.0%	3.2%
MGTF Holdco, LLC(b)(e)(g)(l)(s) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment	1/24/2024		582,300	—	—	0.0%	46.5%
Motor Vehicle Software Corp.(b)(e)(g)(aa) 29901 Agoura Rd Agoura Hills, CA 91301	Business Services	1/24/2024		223,503	339	447	0.0%	0.2%
Muth Mirror Systems, LLC(b)(e)(g)(s) 4221 High Tech Lane Sheboygan, WI 53083	Technology	1/24/2024		153,038	—	—	0.0%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
Muth Mirror Systems, LLC(b)(e)(g)(s) 4221 High Tech Lane Sheboygan, WI 53083	Technology	1/24/2024		22,819	—	—	0.0%	2.5%
ORG GC Holdings, LLC(b)(e)(g)(m)(s) 6330 Gulfton Street Houston, TX 77081	Business Services	1/24/2024		1,771	—	—	0.0%	17.7%
ORG GC Holdings, LLC(b)(e)(g)(m)(s) 6330 Gulfton Street Houston, TX 77081	Business Services	1/24/2024		93,380	—	—	0.0%	17.7%
PennantPark Credit Opportunities Fund II, LP(a)(b)(g)(m) 590 Madison Avenue New York, NY 10022	Diversified Investment Vehicles	1/24/2024		8,739	963	986	0.1%	10.1%
Pluralsight, LLC(b)(e)(g)(m) 67 South Main Street Suite 300 Clearfield, UT 84041	Software/Services	8/22/2024		2,267,044	5,986	5,985	0.3%	7.6%
Point Broadband Acquisition, LLC(b)(e)(g)(r)(s) 1791 O.g. Skinner Drive Suite A West Point, GA 31833	Telecom	10/1/2021		3,710,315	4,941	5,491	0.3%	0.5%
Post Road Equipment Finance, LLC(b)(e)(l)(r)(s) 1221 Post Road East Suite 201 Westport, CT 06880	Financials	12/30/2021		109,388	119,502	119,233	6.2%	83.2%
Resolute Investment Managers, Inc.(b)(e)(g) 220 East Las Colinas Blvd, Suite 1200, Irving, TX 75039, United States	Financials	1/24/2024		61,958	2,026	2,022	0.1%	1.2%
RMP Group, Inc.(b)(e)(g)(s) 6000 Metrowest Blvd, Suite 208 Orlando, FL 32835	Financials	1/24/2024		223	333	263	0.0%	0.4%
Siena Capital Finance, LLC(b)(e)(l) 9 W. Broad Street Stamford, CT 06902	Financials	1/24/2024		41,789,400	77,437	77,310	4.1%	85.0%
Skillsoft Corp.(g) Boulevard Grande-Duchesse Charlotte 48 Luxembourg, 1330	Technology			12,435	187	193	0.0%	0.2%
Smile Brands, Inc.(b)(e)(g) 100 Spectrum Center Dr #1500 Irvine, CA 92618	Healthcare	1/24/2024		439	—	—	0.0%	0.3%
Squan Holding Corp.(b)(e)(g) 329 Harold Avenue Englewood, NJ 07631	Telecom	1/24/2024		180,835	—	—	0.0%	3.3%
Tax Defense Network, LLC(b)(e)(g) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	1/24/2024		147,099	—	—	0.0%	7.3%
Tax Defense Network, LLC(b)(e)(g) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	1/24/2024		633,382	—	—	0.0%	7.3%
Tennenbaum Waterman Fund, LP(a)(b)(m) 2951 28th St. Santa Monica, CA 90405	Diversified Investment Vehicles	1/24/2024		10,000	7,789	7,332	0.4%	10.0%
Travelpro Products, Inc.(a)(b)(e)(g) 700 Banyan Trail Boca Raton, FL 33431	Consumer	1/24/2024		447,007	913	751	0.0%	0.6%
United Biologics, LLC(b)(e)(g)(s) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare	1/24/2024		39,769	—	—	0.0%	0.6%
United Biologics, LLC(b)(e)(g)(s) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare	1/24/2024		4,206	—	—	0.0%	0.6%
United Biologics, LLC(b)(e)(g)(s) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare	1/24/2024		3,155	—	—	0.0%	0.6%

Portfolio Company(k)(o)	Industry	Acquisition Date	Investment Coupon Rate/Maturity(i)	Par	Cost	MV	% of Net Assets(d)	% of Class Held
United Biologics, LLC(b)(e)(g)(s) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare	1/24/2024		99,236	—	—	0.0%	0.6%
United Biologics, LLC(b)(e)(g)(s) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare	1/24/2024		223	—	—	0.0%
WHCG Purchaser III, Inc.(b)(e)(g) 1200 Entrepreneurial Drive Broomfield, CO 80021	Healthcare	8/2/2024		5,448,273	—	—	0.0%	0.9%
World Business Lenders, LLC(b)(e)(g) 101 Hudson St Jersey City, NY 07302	Financials	1/24/2024		922,669	1,617	1,615	0.1%
WPNT, LLC(b)(e)(g)(l)(s) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment	1/24/2024		582,300	—	—	0.0%	46.5%
YummyEarth, Inc.(b)(e)(g) 9 West Broad Street Suite #440 Stamford CT 06902	Food & Beverage	1/24/2024		781	—	—	0.0%	0.3%
Subtotal Equity/Other					667,172	661,087	34.0%
Total Investments — 195.4%(d)					3,848,487	3,805,259	195.4%

____________

(a)      All of the Company’s investments, except the investments noted by this footnote, are qualifying assets under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At September 30, 2024, qualifying assets represent 88.7% of the Company’s total assets.

(b)      Securities exempt from registration under the 1933 Act, and may be deemed to be “restricted securities”. As of September 30, 2024, the aggregate fair value of these securities is $678.1 million or 34.8% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(c)      The Company’s investment falls under the definition of a significant subsidiary, as it exceeded the threshold of at least one of the tests under Rule 4-08(g), or exceeded the threshold of at least one of the tests under Rule 3-09.

(d)      Percentages are based on net assets attributable to common stock as of September 30, 2024.

(e)      The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by the Company’s Board of Directors as required by the 1940 Act. Such investments are valued using significant unobservable inputs.

(f)      All amounts are in thousands except share amounts.

(g)      Non-income producing at September 30, 2024.

(h)      Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative fair value, if applicable, is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(i)      The majority of the investments bear interest at a rate that may be determined by reference Secured Overnight Financing Rate (“SOFR” or “S”), or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Company has provided the spread over the relevant reference rate and the current interest rate in effect at September 30, 2024. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities, the all-in rate is disclosed within parentheses.

(j)      The investment is on non-accrual status as of September 30, 2024.

(k)      Unless otherwise indicated, all investments in the consolidated schedules of investments are non-affiliated, non-controlled investments.

(l)      The provisions of the 1940 Act classify investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when the Company owns 25% or less of the portfolio company’s outstanding voting securities and/or does not have the power to exercise control over the management or policies of such portfolio company. A company is generally presumed to be “controlled” when the Company owns more than 25% of the portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company. The Company classifies this investment as “controlled”.

(m)    The provisions of the 1940 Act classify investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when the Company owns less than 5% of a portfolio company’s outstanding voting securities and “affiliated” when the Company owns 5% or more of a portfolio company’s outstanding voting securities. The Company classifies this investment as “affiliated”.

(n)      The Company’s investment or a portion thereof is pledged as collateral under the JPM Credit Facility.

(o)      Unless otherwise indicated, all of the Company’s investments or a portion thereof are pledged as collateral under the JPM Revolver Facility.

(p)      The Company’s investment or a portion thereof is pledged as collateral under the FBLC JPM Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.

(q)      The Company’s investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.

(r)      Investments are held in the taxable wholly-owned, consolidated subsidiary, FBCC EEF Holdings LLC.

(s)      Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.

(t)      The Company’s investment or a portion thereof is held through a total return swap agreement with Nomura Global Financial Products Inc. (“Nomura”).

(u)      40% of the Company’s investment is pledged as collateral under the total return swap agreement with Nomura.

(v)      The Collateralized Securities — subordinated notes are treated as equity investments and are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(w)     For equity investments in Collateralized Securities, the effective yield is presented in place of the investment coupon rate for each investment. Refer to footnote (v) for a further description of an equity investment in a Collateralized Security.

(x)      The Company’s investment is held through the consolidated subsidiary, Kahala Aviation Holdings, LLC, which owns 100% of the equity of the operating company, Kahala Ireland OpCo Designated Activity Company.

(y)      The Company’s investment is held through the consolidated subsidiary, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.

(z)      The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc., which own 100% of the equity of the operating company, Kahala US OpCo LLC.

(aa)    The investment is held through BSP TCAP Acquisition Holdings LP, which is an affiliated acquisition entity. Due to certain restrictions, such as limits on the number of partners allowable within the equity structures of the newly acquired investments, these investments are still held within the acquisition entity as of September 30, 2024.

Set forth below is a brief description of each portfolio company in which the Company has made an investment that represents greater than 5% of the Company’s total assets as of September 30, 2024.

FBLC Senior Loan Fund, LLC

On January 20, 2021, FBLC and Cliffwater Corporate Lending Fund (“CCLF”) formed SLF, which invests primarily in senior secured loans, and to a lesser extent may invest in mezzanine loans, unsecured loans and equity of predominantly private U.S. middle market companies. SLF was formed as a Delaware limited liability company and is not consolidated by FBLC for financial reporting purposes. As of September 30, 2024, the Company and CCLF owned 84.0% and 16.0%, respectively, of the LLC equity interests of SLF. SLF held investments in 214 portfolio companies with total assets of $1,102.3 million as of September 30, 2024.

Post Road Equipment Finance, LLC

Post Road Equipment Finance, LLC (“Post Road”) is an independent commercial finance company that provides primarily equipment finance transactions secured by mission-critical equipment of middle market companies. As of September 30, 2024, Post Road had funded commitments to 110 different obligors with a total funded portfolio of approximately $996 million on total assets of $1.1 billion. Post Road’s competitors include other specialty finance companies and small banks.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and “Consolidated Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 are incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are incorporated herein by reference.

PORTFOLIO MANAGEMENT

Portfolio Management

We consider the Investment Committee of the Adviser to be primarily responsible for the day-to-day management of our portfolio. The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio.

Thomas Gahan, Chairman.    Thomas Gahan is Chairman of Benefit Street Partners. Prior to joining Providence and launching Benefit Street Partners in 2008, Mr. Gahan was global head of capital markets of Deutsche Bank Securities Inc. and head of corporate and investment banking in the Americas. He was also chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent eleven years at Merrill Lynch, most recently as global head of credit trading within the fixed income division. Mr. Gahan received a Bachelor of Arts from Brown University.

Blair Faulstich, Head of Private Debt and Senior Portfolio Manager.    Blair Faulstich is a senior managing director at Benefit Street Partners and is based in its New York office. Prior to joining Benefit Street Partners in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank and Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Master of Business Administration from Cornell University and Bachelor of Arts from Principia College.

King Jang, Managing Director.    King Jang is a managing director with Benefit Street Partners based in its New York office, where he focuses on private debt opportunities across a range of industries. Additionally, Mr. Jang serves on the board of Kahala Aviation, BSP’s aircraft leasing platform. Prior to joining BSP in 2012, Mr. Jang worked at Behrman Capital, where he worked on private equity investments in a variety of industries, including the healthcare, business services, industrial and aero-space/defense sectors. Mr. Jang began his career as an analyst in the investment banking division of Merrill Lynch, focused on media and communications transactions. Mr. Jang graduated from the Stern School of Business at New York University with a Bachelor of Science.

Franklin Leong, Managing Director.    Franklin Leong is a managing director with Benefit Street Partners and is based in its New York office. Prior to joining BSP in 2016, Mr. Leong was head of credit at BDCA Adviser, LLC, where he oversaw research, underwriting and turnaround investments. Prior to joining BDCA, Mr. Leong was a research analyst at Silver Lake Partners within their debt strategies group, where he focused on technology-driven credit investing across the capital structure. Prior to Silver Lake, he worked in the structured credit group at JPMorgan. Mr. Leong received a Bachelor of Arts from the University of California, Berkeley.

Saahil Mahajan, Managing Director.    Saahil Mahajan is a managing director with Benefit Street Partners and is based in its West Palm Beach office. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments. Previously, Mr. Mahajan worked for Peter J. Solomon Company as an analyst in its mergers and acquisitions group. Mr. Mahajan received a Bachelor of Science from the Wharton School of the University of Pennsylvania. In addition, Mr. Mahajan is a CFA charterholder.

The table below shows the dollar range of common stock beneficially owned by each portfolio manager as of September 30, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Thomas Gahan	Over $1,000,000
Blair D. Faulstich	Over $1,000,000
King Jang	$0
Franklin Leong	$0
Saahil Mahajan	$0

____________

(1)      Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed

The table below lists the number of other accounts for which each portfolio manager of the Company was primarily responsible for the day-to-day management as of September 30, 2024:

Name	Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee (in millions)
Thomas Gahan	Registered Investment Companies	2	$7,125	$2	$1,900
	Pooled Investment Vehicles Other Than Registered Investment Companies(1)	32	$12,017	$26	$6,035
	Other Accounts	—	—	—	—
Blair Faulstich	Registered Investment Companies	—	—	—	—
	Pooled Investment Vehicles Other Than Registered Investment Companies(1)	29	$10,150	$24	$5,400
	Other Accounts	—	—	—	—
King Jang	Registered Investment Companies	—	—	—	—
	Pooled Investment Vehicles Other Than Registered Investment Companies(1)	29	$10,150	$24	$5,400
	Other Accounts	—	—	—	—
Franklin Leong	Registered Investment Companies	—	—	—	—
	Pooled Investment Vehicles Other Than Registered Investment Companies(1)	29	$10,150	$24	$5,400
	Other Accounts	—	—	—	—
Saahil Mahajan	Registered Investment Companies	1	180	1	111
	Pooled Investment Vehicles Other Than Registered Investment Companies(1)	32	$10,537	$24	$5,400
	Other Accounts	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the independent directors and, in some cases, the prior approval of the SEC. We, the Adviser and certain of our affiliates have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

In addition, we and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the SEC’s website at www.sec.gov. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 12, 2025, information with respect to the beneficial ownership of our common stock by:

•        each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock or preferred stock based solely upon the amounts and percentages contained in the public filings of such persons;

•        each of the Company’s officers and directors; and

•        all of the Company’s officers and directors as a group.

To our knowledge, as of February 12, 2025, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the 1940 Act.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on 135,487,144 common stock outstanding as of February 12, 2025. There are no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Beneficially Owned(3)
Interested Directors:
Richard J. Byrne	221,842	*	—	—
Independent Directors:
Lee S. Hillman	—	—	—	—
Ronald J. Kramer	—	—	—	—
Leslie D. Michelson	9,156	*	—	—
Edward G. Rendell	—	—	—	—
Dennis M. Schaney	—	—	—	—
Officers (that are not directors):
Blair Faulstich(4)	105,174	*	—	—
Nina K. Baryski	—	—	—	—
Kaitlin Curry	—	—	—	—
George Talarico	—	—	—	—
All directors and executive officers as a group (9 persons)	—	—	—	—
5% Stockholders:
Great American Insurance Company(5)	—	—	12,500	16.13%
Selective Insurance Company of America(6)	—	—	15,000	19.35%
Lexington Insurance Company(7)	—	—	10,210	13.17%
The United States Life Insurance Company in the City of New York(8)	—	—	39,790	51.34%

____________

*         Less than 1%.

(1)      The business address of the Company’s directors and officers listed in the table is c/o Franklin BSP Capital Corporation, One Madison Avenue, Suite 1600, New York, NY 10010.

(2)      Based on a total of 135,487,144 shares of Common Stock issued and outstanding on February 12, 2025.

(3)      Based on a total of 77,500 shares of Preferred Stock issued and outstanding on February 12, 2025.

(4)      Includes 22,852 securities held by a family trust, of which the spouse of the reporting person is the trustee, and 16,464 securities held by an irrevocable family trust, of which the brother and the spouse of the reporting person are the trustees.

(5)      The address of Great American Insurance Company is 301 E Fourth Street, Cincinnati, OH 45202.

(6)      The address of Selective Insurance Company of America is 40 Wantage Avenue, Branchville, NJ 07890.

(7)      The address of Lexington Insurance Company is 99 High Street, 23rd Floor, Boston, MA 02110.

(8)      The address of The United States Life Insurance Company in the City of New York is 2727-A Allen Parkway, Houston TX 77019.

The following table sets forth the dollar range of our equity securities as of February 12, 2025.

Director of the Company	Dollar Range of the Equity Securities of the Company(1)(2)
Interested Directors:
Richard J. Byrne	Over $100,000
Independent Directors:
Lee S. Hillman	None
Ronald J. Kramer	None
Leslie D. Michelson	Over $100,000
Edward G. Rendell	None
Dennis M. Schaney	None

____________

(1)      The dollar range of equity securities beneficially owned in us is based on our NAV per share of Common Stock as of September 30, 2024, which is $14.44 per share of Common Stock.

(2)      Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000.

DESCRIPTION OF OUR STOCK

The following description is based on relevant portions of Delaware General Corporation Law (the “DGCL”) and on our Certificate of Incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL, our Certificate of Incorporation and our bylaws for a more detailed description of the provisions summarized below.

General

Our authorized stock consists of 450,000,000 shares of common stock (“Common Stock”) and 50,000,000 shares of preferred stock (“Preferred Stock”), par value $0.001 per share. There is currently no market for shares of our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plan.

Set forth below is a chart describing the classes of our securities outstanding as of February 12, 2025:

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of February 12, 2025
Common Stock	450,000,000	—	135,487,144
Preferred Stock	50,000,000	—	77,500

Common Stock

Under our certificate of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the DGCL, our certificate of incorporation provides that the Board of Directors, without any action by our stockholders, may amend the certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

All shares of our Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Common Stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms or conditions of redemption for each class or series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act, including among other things, that (1) immediately after issuance and before any distribution is made with respect to the Common Stock and before any purchase of Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

Each of our preferred stockholders are entitled to a liquidation preference of $1,000.00 per share plus all dividends accrued and unpaid thereon. With respect to distributions, including the payment of dividends and distribution of our assets upon liquidation, dissolution, or winding-up, whether voluntary or involuntary, the Preferred Stock will be senior to shares of the Common Stock, will rank on parity with any other class or series of preferred stock that we are authorized to issue pursuant to its certificate of incorporation, whether such class or series is now existing or is created in the future, to the extent of the aggregate liquidation preference, which amount includes all accrued but unpaid dividends and will be subordinate to the rights of holders of our senior indebtedness.

Dividends are payable on each outstanding share of Preferred Stock quarterly in arrears at a rate equal to (1) for each fiscal quarter ending on or before September 30, 2022 (the “Initial Dividend Period”), the dividends that would have been paid in respect of each share of Preferred Stock if it had been converted into a share of Common Stock, on the first day of such quarter (or the date of issuance in the case of shares of Preferred Stock issued after the first day of such quarter) at the applicable Conversion Rate (as defined below) and (2) for each quarter after the Initial Dividend Period, the greater of (i) an amount equal to $10.00 per share, subject to proration if such share is not outstanding for the full quarter, and (ii) the dividends that would have been paid in respect of such share of Preferred Stock if it had been converted into a share of Common Stock on the first day of such quarter (or the date of issuance in the case of shares of Preferred Stock issued after the first day of such quarter) at the applicable Conversion Rate.

The Preferred Stock is convertible (a) by us, in our sole discretion, at any time commencing on the closing date of certain liquidity events, or (b) by the holders thereof at any time commencing six months following the closing date of a liquidity event, in each case, into the number of shares of Common Stock equal to (1) the liquidation preference divided by (2) the price paid by investors for shares of Common Stock at the time of the purchase of such share of Preferred Stock or if the purchase of such share of Preferred Stock did not occur concurrent with a sale of Common Stock by us at the net asset value per share of Common Stock determined within 48 hours (excluding Sundays and holidays) of the purchase of such share of Preferred Stock (the “Conversion Rate”). We have the right to redeem the Preferred Stock at any time, and from time to time, on or after August 23, 2029 upon 90 days prior notice to holders of Preferred Stock.

The holders of the Preferred Stock are generally entitled to vote with the holders of the shares of Common Stock on all matters submitted for a vote to the common stockholders (voting together with the holders of shares of Common Stock as one class) on an as-converted basis, subject to certain limitations.

Transfer and Resale Restrictions

We intend to sell shares of our Common Stock in a private placement in the United States under the exemption provided by Section 4(a)(2) of the 1933 Act and Regulation D promulgated thereunder, Regulation S under the 1933 Act and other exemptions from the registration requirements of the 1933 Act. Investors who acquire shares of Common Stock in such private placements are required to complete, execute and deliver a Subscription Agreement and related documentation, which includes customary representations and warranties, certain covenants and restrictions and indemnification provisions. Additionally, such investors may be required to provide due diligence information to us for compliance with certain legal requirements. We may, from time to time, engage offering or distribution agents and incur offering or distribution fees or sales commissions in connection with the private placement of shares of our Common Stock in certain jurisdictions outside the United States. The cost of any such offering or distribution fees may be borne by an affiliate of the Adviser. We will not incur any such fees or commissions if our net proceeds received upon a sale of shares of our Common Stock after such costs would be less than the net asset value per share.

Furthermore, should there be an IPO or Exchange Listing, our stockholders will be subject to a lock-up restriction that will extend up to six months pursuant to which they will be prohibited from selling or otherwise transferring shares of our Common Stock or its Capital Commitment for a certain period after the date of such event. There can be no assurance that shares of our Common Stock will be listed on a national securities exchange or offered in an initial public offering:

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may be amended. In addition, have entered into indemnification agreements with each of our directors in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under section 17(h) of the 1940 Act.

As a BDC, we are not permitted to and will not indemnify the Adviser, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

Our bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified Board of Directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation and bylaws provide that the number of directors will be set only by the Board of Directors. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four (4) nor more than ten (10). Our certificate of incorporation provides that directors may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. Under our certificate of incorporation and bylaws, any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office.

Action by Stockholders

Our certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

In addition, our bylaws provide that certain transactions questioned in any stockholders’ derivative suit, or other suit to enforce alleged rights of the Company or any of its stockholders, may be approved, ratified and confirmed before or after judgment by our Board of Directors or by our stockholders and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, provided, that the ratification provision of the bylaws would not apply to waive claims that may not be waived under the U.S. federal securities laws, including pursuant to Section 14 of the 1933 Act, Section 29(a) of the Exchange Act, and Section 47(a) of the 1940 Act. The ratification provision in our bylaws may limit a stockholder or other party’s ability to bring a claim against the Company and may discourage lawsuits against us and our directors, officers or employees, if any.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Delaware Anti-Takeover Law

The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•        prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•        upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

Section 203 of the DGCL defines “business combination” to include the following:

•        any merger or consolidation involving the corporation and the interested stockholder;

•        subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•        any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•        the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Our Board of Directors has adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our independent directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL, or any provision of the bylaws shall conflict with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control.

Exclusive Forum

Our certificate of incorporation and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the federal or state court located in the State of Delaware, shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the bylaws or the certificate of incorporation, or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of our Common Stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the certificate of incorporation, as the same may be amended from time to time. The certificate of incorporation includes this provision so that we can respond to litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. Alternatively, if a court were to find such provision inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations.

DISTRIBUTION REINVESTMENT PLAN

The information under the heading “Distributions” in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Exhibit 10.7 thereto entitled “Distribution Reinvestment Plan” are incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by U.S. Bank Trust Company, National Association pursuant to a custodian agreement and DST Systems, Inc. as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of U.S. Bank Trust Company, National Association is 800 Nicollet Mall, Minneapolis, MN 55402 and the principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Directors, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C. and New York, New York.

EXPERTS

The consolidated financial statements of Franklin BSP Capital Corporation as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in the Company’s Annual Report on Form 10-K (File no. 814-01360) for the year ended December 31, 2023, incorporated by reference in this registration statement, have been audited by Ernst & Young LLP, an independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The consolidated financial statements of Franklin BSP Lending Corporation as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in Exhibit 99.1 to the Company’s Annual Report on Form 10-K (File no. 814-01360) for the year ended December 31, 2023, incorporated by reference in this registration statement, have been audited by Ernst & Young LLP, an independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The consolidated financial statements of SLF as of December 31, 2023 and for the year then ended, December 31, 2022 and for the year then ended, and December 31, 2021 and for the period from January 20, 2021 (commencement of operations) to December 31, 2021, appearing in Exhibit 99.1 to the Company’s Annual Report on Form 10-K (File no. 814-01360) for the year ended December 31, 2023, incorporated by reference in this registration statement, have been audited by Ernst & Young LLP, an independent registered public accounting firm, located at One Manhattan West, New York, NY 10001, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The consolidated financial statements of Siena Capital Finance, LLC and Subsidiaries, as of December 31, 2022, and for the year then ended, appearing in Exhibit 99.1 to the Company’s Annual Report on Form 10-K (File no. 814-01360) for the year ended December 31, 2023, incorporated by reference in this registration statement, have been audited by CohnReznick LLP, independent auditors, as set forth in their report thereon, included therein, and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. These filings are available to the public from the SEC’s website at www.sec.gov.

Our website address is https://www.fbccbdc.com/overview/default.aspx. Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5, our directors and our executive officers; and amendments to those documents. Our website also contains additional information with respect to our industry and businesses. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this prospectus (except for SEC filings expressly incorporated herein).

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 15, 2024;

•        the information specifically incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 15, 2024 from our Definitive Proxy Statement on Schedule 14A relating to our 2024 Annual Meeting of Stockholders, filed with the SEC on April 19, 2024;

•        our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 filed with the SEC on May 10, 2024, August 13, 2024 and November 14, 2024, respectively; and

•        our Current Reports on Form 8-K filed with the SEC on January 24, 2024, April 24, 2024, May 2, 2024, May 7, 2024, June 26, 2024, July 5, 2024, September 6, 2024, October 25, 2024, January 3, 2025 and January 22, 2025 (other than any information furnished rather than filed).

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, from our website at https://www.fbccbdc.com/financials/quarterly-results/default.aspx, or by writing or telephoning us at the following address:

Franklin BSP Capital Corporation
One Madison Avenue, Suite 1600
New York, NY 10010
(212) 588-6770

PART C

OTHER INFORMATION

Item 15. Indemnification.

The Advisory Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under those agreements or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in our declaration of trust. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled), arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties and require reasonable and fair means for determining whether indemnification will be made.

Item 16. Exhibits.

(1)	Form of Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on September 23, 2020).
(2)	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 17, 2022).
(4)(a)

Agreement and Plan of Merger among Franklin BSP Capital Corporation, Franklin BSP Lending Corporation, Franklin BSP Merger Sub, Inc. and Franklin BSP Capital Adviser, L.L.C. (for the limited purposes set forth therein), dated as of October 2, 2023 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 6, 2023).

(4)(b)	Form of Subscription Agreement (incorporated by reference to the Company’s Registration Statement on Form 10 filed on September 23, 2020).
(5)(a)

Indenture, dated as of March 29, 2021, between Franklin BSP Capital Corporation, as successor to Franklin BSP Lending Corporation, and U.S. Bank Trust Company, National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to Franklin BSP Lending Corporation’s Current Report on Form 8-K filed on March 30, 2021).

(5)(b)

Third Supplemental Indenture, dated as of May 6, 2024, relating to the 7.200% Notes due 2029, between Franklin BSP Capital Corporation and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 7, 2024).

(5)(c)

Registration Rights Agreement, dated as of May 6, 2024, relating to the Notes, by and among Franklin BSP Capital Corporation and J.P. Morgan Securities LLC, BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the initial purchasers (incorporated by reference to Exhibit 4.4 the Company’s Current Report on Form 8-K, filed on May 7, 2024)

(5)(d)

Registration Rights Agreement, dated as of October 29, 2024, relating to the Notes, by and among Franklin BSP Capital Corporation and J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as the representatives of the initial purchasers (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2024).

(6)(a)	Form of Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 10 filed on September 23, 2020).

(6)(b)

Form of Waiver Letter Agreement to the Investment Advisory Agreement (incorporated by reference to Exhibit 10.2 the Company’s Pre-Effective Amendment No. 1 to Registration Statement on Form 10 filed on November 18, 2020).

(6)(c)

Form of Amended and Restated Investment Advisory Agreement, dated as of January 24, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 24, 2024 and incorporated herein by reference).

(6)(d)	Form of Administration Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form 10 filed on September 23, 2020).
(9)	Form of Custody Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on September 23, 2020).
(11)	Opinion of Simpson Thacher & Bartlett LLP*
(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to Noteholders discussed in the prospectus*
(13)(a)	Form of Distribution Reinvestment Plan (incorporated by reference to Exhibit 10.6 the Company’s Pre-Effective Amendment No. 1 to Registration Statement on Form 10 filed on November 18, 2020).
(13)(b)

Amendment No. 3 to Loan and Servicing Agreement and Consent, dated August 25, 2023, by and among Franklin BSP Capital Corporation, as successor to Franklin BSP Lending Corporation, FBLC Funding I, LLC, each of the lenders form time to time party thereto, Wells Fargo Bank, National Association, U.S. Bank Trust Company, National Association, and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to Franklin BSP Lending Corporation’s Quarterly Report on Form 10-Q, filed on November 13, 2023).

(13)(c)

Second Amendment to Amended and Restated Loan and Security Agreement, dated September 15, 2023, by and among Franklin BSP Capital Corporation, as successor to Franklin BSP Lending Corporation, FBLC 57th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association and U.S. Bank National Association (incorporated by reference to Exhibit 10.2 to Franklin BSP Lending Corporation’s Quarterly Report on Form 10-Q, filed on November 13, 2023 and incorporated herein by reference).

(13)(d)

Loan and Security Agreement dated as of October 4, 2023 by and among FBCC Jupiter Funding, LLC, the lenders party thereto, JPMorgan Chase Bank, National Association as administrative agent, the collateral administrator, collateral agent and securities intermediary party thereto, and Franklin BSP Capital Adviser, LLC as portfolio manager (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 15, 2024).

(13)(e)

Second Amended and Restated Senior Secured Credit Agreement, dated as of January 16, 2025, among Franklin BSP Capital Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, National Association, Sumitomo Mitsui Banking Corporation, and MUFG Bank, Ltd. as syndication agents, and JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Sumitomo Mitsui Banking Corporation, and MUFG Bank, Ltd. as Joint Bookrunner and Joint Lead Arrangers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 22, 2025).

(14)(a)	Consent of Ernst & Young LLP*
(14)(b)	Report of Ernst & Young LLP regarding the senior securities table*
(14)(c)	Consent of CohnReznick LLP*
(16)	Power of Attorney (incorporated by reference to Exhibit (16) to the Registrant’s Registration Statement on Form N-14, filed on January 14, 2025).
(17)(a)

Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit (17(a)) to the Registrant’s Registration Statement on Form N-14, filed on January 14, 2025).

(17)(b)	Form of Letter of Transmittal (incorporated by reference to Exhibit (17(b)) to the Registrant’s Registration Statement on Form N-14, filed on January 14, 2025).
(18)	Filing Fee Table (incorporated by reference to Exhibit (18) to the Registrant’s Registration Statement on Form N-14, filed on January 14, 2025).

____________

*        Filed herewith.

Item 17. Undertakings.

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in New York, New York on the 20th day of February, 2025.

FRANKLIN BSP CAPITAL CORPORATION
By:	/s/ Richard J. Byrne
Richard J. Byrne
Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Richard J. Byrne	Chief Executive Officer, Director and	February 20, 2025
Richard J. Byrne	Chairman of the Board of Directors
/s/ Nina K. Baryski*	Chief Financial Officer	February 20, 2025
Nina K. Baryski
/s/ Lee S. Hillman*	Director and Chairman of the Audit Committee	February 20, 2025
Lee S. Hillman
/s/ Ronald J. Kramer*	Director and Chairman of the Nominating and	February 20, 2025
Ronald J. Kramer	Corporate Governance Committee
/s/ Leslie D. Michelson*	Director	February 20, 2025
Leslie D. Michelson
/s/ Edward G. Rendell*	Director	February 20, 2025
Edward G. Rendell
/s/ Dennis M. Schaney*	Director and Chairman of the Compensation Committee	February 20, 2025
Dennis M. Schaney
*By:	/s/ Richard J. Byrne
Richard J. Byrne
Chief Executive Officer

The original powers of attorney authorizing Richard J. Byrne, Nina K. Baryski and Kaitlin Curry to execute the Registration Statement, and any amendments hereto, for the directors and officers of the Registrant on whose behalf this Registration Statement is filed have been executed and filed as exhibits hereto.

C-4